Farm Bureau Life Variable Account

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

PROSPECTUS

June 6, 2008

Farm Bureau Life Insurance Company (“Farm Bureau,” “Company,” “we,” “us,” or “our”) is offering an individual variable universal life insurance policy (the “Policy”) described in this Prospectus. Farm Bureau designed the Policy: (1) to provide insurance protection to age 121; and (2) to permit the purchaser of a Policy (“you” or “your”) to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•	death benefit proceeds upon the Insured’s death, and

•	a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate premiums to one or more of the Subaccounts available under the Policy. Death benefit proceeds may, and Accumulated Value will, vary with the investment performance of the Farm Bureau Life Variable Account (the “Variable Account”). Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

Columbia Funds Variable Insurance Trust

International Fund—Class A

Mid Cap Value Fund—Class B

Small Cap Value Fund—Class B

Small Company Growth Fund—Class B

DWS Variable Series I

DWS Global Opportunities VIP—Class A

DWS Variable Series II

DWS Global Thematic VIP—Class A

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio—Service Class

High Grade Bond Portfolio—Service Class

Managed Portfolio—Service Class

Money Market Portfolio—Service Class

Strategic Yield Portfolio—Service Class

Value Growth Portfolio—Service Class

Fidelity Variable Insurance Products Funds

Contrafund Portfolio—Service Class 2

Growth Portfolio—Service Class 2

High Income Portfolio—Service Class 2

Index 500 Portfolio—Service Class 2

Mid Cap Portfolio—Service Class 2

Real Estate Portfolio—Service Class 2

Franklin Templeton Variable Insurance Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Global Income Securities—Class 2

JPMorgan Insurance Trust

Diversified Mid Cap Growth Fund—Class 1

Intrepid Growth Fund—Class 1

Intrepid Mid Cap Fund—Class 1

Small Cap Equity Fund—Class 2

Summit Pinnacle Series

Nasdaq—100 Index Portfolio

Russell 2000 Small Cap Index Portfolio—Class F

S&P MidCap 400 Index Portfolio—Class F

EAFE International Index Portfolio—Class F

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 3% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser. All material features of the Policy are described in this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:

Farm Bureau Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

(800) 247-4170

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The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time, however, a surrender charge may apply.

Death Benefit

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Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

•

Death Benefit Options: You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured’s date of death.

•

Increasing Death Benefit Option is equal to the greater of: (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured’s Attained Age, as set forth in the Policy (referred to hereinafter as the “Corridor Death Benefit”).

•	Level Death Benefit Option is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.

•

Living Benefit (Accelerated Death Benefit) Rider: Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

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Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

•

Partial Withdrawals: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

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•

Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The first twelve transfers in each Policy Year will be completed without charge. We may assess a $10 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

•

Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We assess interest on the balance of any outstanding policy loan. The rate of interest we charge, the loan interest rate, is an annual fixed rate of interest that we determine at the time we issue the Policy. We may assess a loan interest rate of up to 7.4%, as described under “POLICY BENEFITS—Loan Benefits—Loan Interest Charged” on page 35. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 3% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with a net annual interest rate of 0%. Loans may have tax consequences.

Premiums

•

Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums monthly, quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

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Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

The Policy

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Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary (subject to the rights of any irrevocable beneficiary), changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

•

Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account available under the Policy. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

•

Declared Interest Option: You may place money in the Declared Interest Option where it is guaranteed to earn at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

•

Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit

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to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value for amounts in the subaccounts.

•

Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

Supplemental Benefits and Riders

We generally deduct any monthly charges for optional benefit riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details. See “ADDITIONAL INSURANCE BENEFITS” for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 3%.

Risk of Lapse

If your Net Surrender Value during the first ten Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy will generally not lapse at the end of a Grace Period if you make a premium payment that will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

During the first ten Policy Years, your Policy will not lapse even if the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction due provided you have paid the cumulative no lapse guarantee monthly premiums. For further information on the No Lapse Guarantee, see “Policy Lapse and Reinstatement: No Lapse Guarantee.”

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance,

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however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX MATTERS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within ten Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). “See Risk of Lapse” above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

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If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund’s prospectus. Please refer to each Fund’s prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(1)	Upon a full surrender of your Policy during the first ten Policy Years, and for the first ten Policy Years following an increase in Specified Amount to the extent of the increase
Maximum Charge(2)		$51.10 per $1,000 of Specified Amount or Specified Amount increase	$51.10 per $1,000 of Specified Amount or Specified Amount increase
Minimum Charge(3)		$12.96 per $1,000 of Specified Amount or Specified Amount increase	$12.96 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$20.58 per $1,000 of Specified Amount or Specified Amount increase	$20.58 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer
Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

*    We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

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The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges

(Other than Investment Option Operating Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(4)	Monthly, on the Monthly Deduction Day
Maximum Charge(5)		$83.33 per $1,000 of net amount at risk	$83.33 per $1,000 of net amount at risk
Minimum Charge(6)		$0.02 per $1,000 of net amount at risk(7)	$0.01 per $1,000 of net amount at risk
Charge for Male, Attained Age 30, Non-Tobacco, $250,000 Specified Amount Band		$0.09 per $1,000 of net amount at risk	$0.06 per $1,000 of net amount at risk
Monthly Policy Expense Charge	Monthly, on the Monthly Deduction Day	$15	$10 for first 10 Policy Years, $0 thereafter
Monthly Per $1,000 Charge(8)	Monthly, on the Monthly Deduction Day for the first 10 Policy Years and for the first 10 Policy Years following an increase in Specified Amount to the extent of the increase
Maximum Charge(9)		$0.15 per $1,000 of Specified Amount or Specified Amount increase	$0.12 per $1,000 of Specified Amount or Specified Amount increase
Minimum Charge(10)		$0.15 per $1,000 of Specified Amount or Specified Amount increase	$0.04 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Issue Age 30, $250,000 Specified Amount Band		$0.15 per $1,000 of Specified Amount or Specified Amount increase	$0.10 per $1,000 of Specified Amount or Specified Amount increase
Risk Charge	Monthly, on the Monthly Deduction Date	0.12% of Variable Account Value	0.12% for first 10 Policy Years, and 0.03% thereafter, of Variable Account Value
Policy Loan Interest Charge	On each Policy Anniversary or earlier as applicable(11)	7.4% (effective annual rate)	5.66% (effective annual rate)

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Periodic Charges

(Optional Benefit Riders Only)

Charge(12)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Maximum Charge(13)		$5.00 per $1,000 of Specified Amount	$5.00 per $1,000 of Specified Amount
Minimum Charge(14)		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Charge for Male, Attained Age 30, Non-Tobacco		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(15)	Monthly, on the Monthly Deduction Day
Maximum Charge(16)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Minimum Charge(17)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Charge for Male, Attained Age 30, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children’s Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Maximum Charge(18)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Minimum Charge(19)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Universal Convertible Term Life Insurance Rider	Monthly, on the Monthly Deduction Day
Maximum Charge(20)		$1.48 per $1000 of rider coverage amount	$1.48 per $1000 of rider coverage amount
Minimum Charge(21)		$0.13 per $1000 of rider coverage amount	$0.07 per $1000 of rider coverage amount
Charge for Male, Attained Age 30, Non-Tobacco for $100,000 of Term Rider		$0.19 per $1000 of rider coverage amount	$0.13 per $1000 of rider coverage amount

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Charge(12)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Daily Living Benefit Rider	Monthly, on the Monthly Deduction Day
Maximum Charge(22)		$.54 per $1000 of rider coverage amount	$.27 per $1000 of rider coverage amount
Minimum Charge(23)		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount
Charge for Male, Issue Age 30, Non-Tobacco		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount
Overloan Protection Rider	Upon exercise	3.5% of Accumulated Value	3.5% of Accumulated Value

(1)  The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(2)  The maximum shown is the Policy Year Surrender Charge in Policy Years 1-5 for Insureds with the following characteristics: Female, Issue Ages 61, Tobacco or Preferred Tobacco.

(3)  The minimum shown is the Policy Year Surrender Charge in Policy Years 1-5 for Insureds with the following characteristics: Female, Issue Ages 0, Non-Tobacco.

(4)  The cost of insurance charge will vary based on the Insured’s Attained Age, sex and underwriting class and the net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured’s age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(5)  The maximum guaranteed and maximum current cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Age 119, Non-Tobacco or Tobacco, and Attained Age 120, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco and Preferred Tobacco. The current maximum guaranteed cost of insurance charge assumes a Specified Amount of $249,999 or less.

(6)  The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5, Non-Tobacco with a Specified Amount of $1,000,000 or greater.

(7)  The net amount at risk represents the financial risk to the Company in providing the death benefit under the Policy. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to the Specified Amount divided by 1.0024663. Under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to the Specified Amount divided by 1.0024663, minus the Accumulated Value.

(8)  The monthly per $1,000 charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age and Specified Amount Band. The monthly per $1,000 charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the monthly per $1,000 charge applicable to your Policy. More detailed information concerning your monthly per $1,000 charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase.

(9)  The maximum guaranteed monthly per $1,000 charge is the same for all and the maximum minimum current monthly per $1,000 charge assume an Insured with an Issue Age of 16 or greater and a Specified Amount of $249,999 or less.

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(10)  The minimum guaranteed monthly per $1,000 charge is the same for all and the minimum current monthly per $1,000 charge assume an Insured with an Issue Age of 15 or less and a Specified Amount of at least $1,000,000.

(11)  While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured’s death. For Policies that have been in force ten years, where the amount of the loan is equal to or greater than the premiums paid (less any partial withdrawals) under the Policy we may credit a rate of interest on the amount held in the Declared Interest Option as security for the loan equal to the loan interest rate we charge for the loan. In that case, the loan interest spread, the difference between the loan interest rate we charge for the loan and the interest rate we credit on the amount held as security for the loan, would be zero.

(12)  Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on the Insured’s Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured’s Attained Age and sex. The charge for the Universal Daily Living Benefit Rider varies based on the Insured’s Issue Age and underwriting class. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(13)  The maximum guaranteed and maximum current Universal Cost of Living Increase Rider charge each assume that the Insured has an Attained Age 119,120 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco).

(14)  The minimum guaranteed and minimum current Universal Cost of Living Increase Rider charge each assume that the Insured has the following characteristics: Male and Unisex, attained ages 2–12, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco, Female attained ages 1–14, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15)  The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(16)  The maximum guaranteed and maximum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(17)  The minimum guaranteed and minimum current Universal Waiver of Charges Rider charge each assume that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(18)  The maximum guaranteed and maximum current Universal Guaranteed Insurability Option Rider charge each assume that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(19)  The minimum guaranteed and minimum current Universal Guaranteed Insurability Option Rider charge each assume that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(20)  The maximum guaranteed and maximum current Universal Convertible Term Life Insurance Rider charge each assume a 20-year term period. The maximum guaranteed charge is for a Male, Tobacco, age 50. The maximum current charge is for a Male, Tobacco, age 50 with a specified amount of less than $100,000.

(21)  The minimum guaranteed and minimum current Universal Convertible Term Life Insurance Rider charge each assume a 20-year term period. The minimum guaranteed charge is for a Female, Non-Tobacco for issue ages 16-25. The minimum current charge is for a Female, Super Preferred Non-Tobacco for issue ages 16-25 with a specified amount of $250,000+. Less expensive 10-year and 15-year term riders are also available.

(22)  The maximum guaranteed and the maximum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Issue Age 65, Tobacco.

(23)  The minimum guaranteed and the minimum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Issue Age 21-35, Non-Tobacco.

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The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2007. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(24)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	4.05%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(25)	0.35%	1.47%

(24)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	1.28%

(25)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past the current year. Six Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning below for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

The following table indicates the Investment Options’ fees and expenses for the year ended

December 31, 2007, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Columbia Funds Variable Insurance Trust
Columbia International Fund, Variable Series— Class A	0.87%	—	(1)	0.45%	(2)	0.00%	1.32%	0.00%	1.32%	(3)
Columbia Mid Cap Value Fund, Variable Series— Class B	0.70%	—	(1)	0.37%	(2)	0.25%	1.32%	0.00%	1.32%	(4)
Columbia Small Cap Value Fund, Variable Series— Class B	0.80%	—	(1)	0.09%	(2)	0.25%	1.14%	0.00%	1.14%	(4)
Columbia Small Company Growth Fund, Variable Series—Class B	0.65%	—	(1)	0.25%	(2)	0.25%	1.15%	0.00%	1.15%	(3)

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Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)		Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
DWS Variable Series I
DWS Global Opportunities VIP—Class A	0.89%	0.00%		0.21%		0.00%	1.10%		0.11%	0.99%	(5)
DWS Variable Series II
DWS Global Thematic VIP—Class A	0.92%	0.01%	(6)	0.40%		0.00%	1.33%		0.27%	1.06%	(5)
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio— Service Class	0.20%	0.00%		0.09%	(7)	0.25%	0.54%		0.00%	0.54%
High Grade Bond Portfolio—Service Class	0.30%	0.00%		0.12%	(7)	0.25%	0.67%		0.00%	0.67%
Managed Portfolio—Service Class	0.45%	0.00%		0.09%	(7)	0.25%	0.79%		0.00%	0.79%
Money Market Portfolio—Service Class	0.25%	0.00%		0.20%	(7)	0.25%	0.70%		0.00%	0.70%
Strategic Yield Portfolio—Service Class	0.45%	0.00%		0.12%	(7)	0.25%	0.82%		0.00%	0.82%
Value Growth Portfolio—Service Class	0.45%	0.00%		0.10%	(7)	0.25%	0.80%		0.00%	0.80%
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio—Service Class 2	0.56%	0.00%		0.09%		0.25%	0.90%		0.00%	0.90%	(8)
VIP Growth Portfolio— Service Class 2	0.56%	0.00%		0.09%		0.25%	0.90%		0.00%	0.90%	(8)
VIP High Income Portfolio—Service Class 2	0.57%	0.00%		0.11%		0.25%	0.93%		0.00%	0.93%
VIP Index 500 Portfolio—Service Class 2	0.10%	0.00%		0.00%		0.25%	0.35%		0.00%	0.35%	(9)
VIP Mid Cap Portfolio— Service Class 2	0.56%	0.00%		0.10%		0.25%	0.91%		0.00%	0.91%	(8)
VIP Real Estate Portfolio—Service Class 2	0.56%	0.00%		0.17%		0.25%	0.98%		0.00%	0.98%
Franklin Templeton Variable Insurance Trust
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.02%	(6)	0.15%		0.25%	0.93%		0.02%	0.91%	(10)
Franklin U.S. Government Fund—Class 2	0.49%	0.00%		0.04%		0.25%	0.78%		0.00%	0.78%	(11)
Mutual Shares Securities Fund—Class 2	0.59%	0.00%		0.13%		0.25%	0.97%		0.00%	0.97%
Templeton Global Income Securities—Class 2	0.73%	0.00%		0.03%		0.25%	1.01%		0.00%	1.01%	(11)
JPMorgan Insurance Trust
Diversified Mid Cap Growth Portfolio—Class 1	0.65%	0.00%		0.24%	(13)	0.00%	0.89%		0.00%	0.89%	(15)
Intrepid Mid Cap Portfolio—Class 1	0.65%	0.00%		0.30%	(13)	0.00%	0.95%		0.05%	0.90%	(15)
Intrepid Growth Portfolio—Class 1	0.65%	0.00%		0.25%	(13)	0.00%	0.90%		0.00%	0.90%	(15)
Small Cap Equity Portfolio—Class 2	0.65%	0.01%	(12)	3.14%	(13)	0.25%	4.05%	(14)	2.76%	1.29%	(15)

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Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses	12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Summit Pinnacle Series
Nasdaq-100 Index Portfolio	0.35%	0.01%	(6)	0.30%	0.00%	0.66%	0.00%	0.66%	(16)
Russell 2000 Small Cap Index Portfolio—Class F	0.35%	0.03%	(6)	0.29%	0.20%	0.87%	0.00%	0.87%
S&P MidCap 400 Index Portfolio—Class F	0.30%	0.01%	(6)	0.22%	0.20%	0.73%	0.00%	0.73%
EAFE International Index Portfolio—Class F	0.56%	0.02%	(6)	0.69%	0.20%	1.47%	0.00%	1.47%	(17)
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%	0.00%	0.85%	0.00%	0.85%	(18)
New America Growth Portfolio	0.85%	0.00%		0.00%	0.00%	0.85%	0.00%	0.85%	(18)
Personal Strategy Balanced Portfolio	0.90%	0.00%		0.00%	0.00%	0.90%	0.00%	0.90%	(18)(19)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%	0.00%	1.05%	0.00%	1.05%	(18)

(1) Amounts less the 0.01% are shown as dashes (—) in acquired fund fees and expenses but are included in other expenses.

(2) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.

(3) Columbia Management Advisors, LLC (“CMA”), the fund’s investment adviser, has voluntarily agreed to bear a portion of the fund’s expenses so that the fund’s total annual operating expenses (excluding any distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the fund’s custodian, do not exceed 0.95% and 0.80% of the fund’s average daily net assets for the International Fund and Small Company Growth Fund, respectively. If the waivers were reflected in the table, other expenses would be 0.08% and the total annual operating expenses would be 0.95% for the International Fund; and the distribution and services fees would by 0.15% and the total annual operating expenses would be 1.05% for the Small Company Growth Fund. The arrangement may be modified or terminated by CMA at any time.

(4) CMA, the Fund’s investment adviser, and/or Columbia Management Distributors, Inc. (“CMDI”), the Fund’s distributor, have voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s total annual operating expenses (excluding any distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.10% of the Fund’s average daily net assets. If the waivers were reflected in the table, the distribution and services fees would be 0.03% and 0.21% for the Mid Cap Value Fund and Small Cap Value Fund, respectively, and the total annual operating expenses for the Funds would be 1.10%. The arrangement may be modified or terminated by CMA and/or CMDI at any time.

(5) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 0.99% and 1.05% for Class A shares (excluding certain expenses such as acquired fund fees and expenses, extraordinary expenses, taxes, brokerage and interest) of the DWS Global Opportunities VIP and DWS Global Thematic VIP Portfolios, respectively.

(6) The Fund/Portfolio invests a portion of its assets in shares of various other underlying portfolios. This Investment Option has its own expenses and bears a portion of the operating expenses of the underlying portfolios in which it invests, including the advisory fee. The figures shown for the acquired fund fee and expenses reflect the portion of the underlying portfolios’ expenses.

(7) Service Class Shares were not offered until May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year.

(8) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.89%, Growth Portfolio 0.89% and Mid Cap Portfolio 0.90%. This arrangement may be discontinued by the Fund’s manager at any time.

(9) Management fees for the Fund have been reduced to 0.10%, and total Fund expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the Fund manager’s part.

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(10) The Fund’s manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the “acquired fund” in this case) to the extent of the Fund’s fees and expenses of the acquired fund. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

(11) The Fund administration fee is paid indirectly through the management fee.

(12) “Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending December 31, 2007. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.

(13) “Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

(14) The total expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of the prospectus for the Investment Option. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include acquired fund fees and expenses.

(15) JPMorgan Investment Advisors, Inc. and JPMorgan Investment Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the average daily net assets of the Class 1 Shares of the Diversified Mid Cap Growth Portfolio, Intrepid Mid Cap Portfolio and Intrepid Growth Portfolio; and 1.28% of the average daily net assets of the Class 2 Shares of the Small Cap Equity Portfolio, through April 30, 2009. Without the acquired fund fees and expenses, the total expenses (before contractual fee waivers and reimbursements) of the Class 2 Shares of the Small Cap Equity Portfolio would have been 4.04% and total expenses (after contractual fee waivers and reimbursements) of the Class 2 Shares of the Small Cap Equity Portfolio would have been 1.28% of the average daily net assets.

(16) The Fund’s adviser has contractually agreed to limit total expenses, exclusive of acquired fund fees and expenses, to the extent they exceed 0.65% of the average net assets of the Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(17) Total operating expenses, exclusive of acquired fund fees and expenses, in excess of 1.45% for Class F Shares of the EAFE International Index Portfolio are paid by the Adviser, pursuant to a contractual limit in the advisory agreement. The Fund’s adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses exclusive of acquired fund fees and expenses to 1.15% for Class F Shares of the average daily net assets of the Portfolio until May 1, 2009.

(18) Total annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring or extraordinary items. The fee is based on fund average daily net assets and is calculated and accrued daily.

(19) The Portfolio is required to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investments in other T. Rowe Price mutual funds. Including this reduction, the Portfolio’s actual expenses for fiscal year 2007 were 0.88%. The reduction will vary with the amount invested in other T. Rowe Price mutual funds.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2007, Iowa Farm Bureau Federation owned shares of various classes representing 63.60% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the premiums under the Policy, and may receive and invest net premiums for

16

any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account’s assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 34 Subaccounts available under this Policy but may, in the future, include fewer or additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the “SEC”) does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

Under this Policy the Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 12 Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office at 800-247-4170.

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Columbia Funds Variable Insurance Trust.  Columbia Management Advisors, LLC is the investment advisor to each of the Funds listed below.

Portfolio	Investment Objective(s) and Principal Investments
Columbia International Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities of companies located in at least three countries other than the United States. The Fund may invest in companies that have market capitalizations of any size. The Fund also may invest in debt securities issued by foreign governments and that, at the time of purchase, are rated investment grade or are unrated but determined by the Advisor to be of comparable quality.

Columbia Mid Cap Value Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase (between $463 million and $49.3 billion as of February 29, 2008), that the Advisor believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Small Cap Value Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalization in the range of the companies in the Russell 2000 Value Index at the time of purchase (between $25 million and $6.8 billion as of February 29, 2008), that the Advisor believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Small Company Growth Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in common stocks of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index at the time of purchase (between $25 million and $7.7 billion as of February 29, 2008.) The Fund invests primarily in common stocks of companies that the Advisor believes have the potential for long-term, above-average earnings growth.

DWS Variable Series I and DWS Variable Series II.  Deutsche Investment Management Americas Inc. (“DIMA”) is the investment adviser for each portfolio of DWS Variable Series I and II. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of DIMA. DWS Scudder is the designation given to the products and services provided by DIMA and its affiliates to the DWS mutual funds (including the Funds listed below).

Portfolio	Investment Objective(s) and Principal Investments
Global Opportunities VIP

•      This Portfolio seeks above-average capital appreciation over the long term. The Portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index.).

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Portfolio	Investment Objective(s) and Principal Investments
Global Thematic VIP

•      This Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be “blue chip” companies.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

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Portfolio	Investment Objective(s) and Principal Investments
Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Real Estate Portfolio

•      This Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk primarily through investment in companies principally engaged in the real estate industry and other real estate related investments. The Portfolio seeks to provide a yield that exceeds the composite yield of the S&P 500 Index.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin U.S. Government Fund and Templeton Global Income Securities Fund; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Franklin U.S. Government Fund

•      This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Mutual Shares Securities Fund

•      This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Global Income Securities	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

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JPMorgan Insurance Trust.  JPMorgan Investment Advisors, Inc. (JPMIA) serves as the investment adviser to the Diversified Mid Cap Growth Portfolio, Intrepid Growth Portfolio and Intrepid Mid Cap Portfolio. JP Morgan Investment Management, Inc. (JPMIM) serves as the investment adviser to the Small Cap Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Diversified Mid Cap Growth Portfolio

•      The Portfolio seeks growth of capital, and secondarily, current income by investing primarily in equity securities. The Portfolio pursues this objective by investing primarily in common stocks of mid-cap companies which the Portfolio’s adviser believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in equity securities—including common stocks and debt securities and preferred stocks that are convertible to common stocks of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

Intrepid Growth Portfolio

•      The Portfolio seeks to provide long-term capital growth. The Portfolio pursues this objective by investing primarily in equity investments of large-capitalization (generally market capitalization over $10 billion) and mid-capitalization (generally market capitalization between $1 billion and $10 billion) companies. The Portfolio invests primarily in a broad portfolio of common stocks that its adviser believes have above-average growth potential over a long-term investment horizon with the potential for capital appreciation.

Intrepid Mid Cap Portfolio

•      The Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Portfolio pursues this objective by investing primarily in common stocks of mid-cap companies, and under normal circumstances, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies which have market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase. The Portfolio invests primarily in a broad portfolio of common stocks that the adviser believes are undervalued and/or have strong growth potential.

Small Cap Equity Portfolio

•      The Portfolio seeks capital growth over the long term. The Portfolio pursues this objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase.

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Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Nasdaq-100® Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

EAFE International Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of the Morgan Stanley Capital International EAFE Index. The Portfolio pursues its objective by investing primarily in the common stocks of companies that trade on major markets in Europe, Australasia and the Far East.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

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Portfolio	Investment Objective(s) and Principal Investments
Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner’s Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and

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other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

•	operate the Variable Account as a management company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is $50,000 and $100,000, respectively.

The effective date of insurance coverage under the Policy will be the latest of:

•	the Policy Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

•	the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. However, if the Policy Date is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

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Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility.  We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums.  You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE POLICY—Policy Lapse and Restatement—Lapse”).

Unscheduled Premiums.  Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations.  In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

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Payment of Premiums.  We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment. The premium payment is the amount available for investment.

Allocating premiums.  In your application for a Policy, you can allocate premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate premiums to the Declared Interest Option if we receive them either:

(1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2) before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see “THE POLICY—Examination of Policy (Cancellation Privilege)”).

The following additional rules apply to premium allocations:

•

You must allocate at least 1% of each premium to any Subaccount of the Variable Account available under the Policy or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

•	Each premium payment you submit may be directed to a maximum of 12 Investment Options available under the Policy, including the Declared Interest Option.

•

You may change the allocation percentages for future premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day after you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

•	the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

•	monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

•	amounts equal to the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Your Policy may lapse (terminate without value) if the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—

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Monthly Deduction”), the Policy is not eligible for the No Lapse Guarantee (available only during the first ten Policy Years) AND a Grace Period expires without a sufficient payment.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

No Lapse Guarantee.  During the first ten Policy Years, your Policy will not lapse (expire without value) even if the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction due provided you have paid the cumulative no lapse guarantee monthly premiums. On each Monthly Deduction Day during the first ten Policy Years, we will compare the cumulative actual premiums you have paid with the cumulative no lapse guarantee monthly premiums to see if the no lapse guarantee provision will prevent your Policy from lapsing. If you meet the no lapse guarantee premium requirement, the Policy will not enter a grace period. The no lapse guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b) is the sum of the no lapse guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the no lapse guarantee premiums test on each Monthly Deduction Day to keep the No Lapse Guarantee in effect.

The amount of the no lapse guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. Based on those factors, the no lapse guarantee monthly premium is the amount of level premium that if paid monthly over a ten year period would keep the Policy in force for that ten year period. The no lapse guarantee monthly premium will change if you alter either the Policy’s Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the no lapse guarantee premium.

Reinstatement.  Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

•	A written application for reinstatement signed by the Policyowner and the Insured;

•	Evidence of insurability we deem satisfactory; and

•	A premium that is at least sufficient to keep the Policy in force for three months.

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State law may limit the premium to be paid on reinstatement to an amount less than that described. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”) We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

Certain provisions of the Policy may be different than the general description in this Prospectus, and certain riders and options may not be available, because of the legal restrictions in your state. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Please contact us at our Home Office for specific information that may be applicable to your state. All material features of the Policy are described in this Prospectus.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See “POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.”) In addition, you have certain policy loan privileges under the Policies. (See “POLICY BENEFITS—Loan Benefits—Policy Loans.”) The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”), and benefits upon the maturity of a Policy (see “POLICY BENEFITS—Benefits at Maturity”).

Accumulated Value Benefits

Surrender and Withdrawal Privileges.  At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See “CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee”). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

You may request a partial withdrawal from or surrender of your Policy via facsimile.

•	Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

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•	We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders.  The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals.  You may obtain a portion of the Policy’s Net Surrender Value as a partial withdrawal from the Policy.

•	A partial withdrawal must be at least $500.

•	A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

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Partial withdrawals will affect both the Policy’s Accumulated Value and the death proceeds payable under the Policy. (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy’s Accumulated Value will be reduced by the amount of the partial withdrawal.

•

At the time of partial withdrawal, the net amount at risk (Death Proceeds minus Accumulated Value) does not change with either Death Benefit Option, so a partial withdrawal in an of itself does not change the amount of the cost of insurance charge unless the Corridor Death Benefit is in effect (as noted in the next bullet point).

•

If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect. If the Corridor Death Benefit is in effect, the amount of the cost of insurance charge would decrease proportionately to the decrease in the Accumulated Value and death benefit.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy’s Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See “POLICY BENEFITS—Death Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. For a discussion of the tax consequences associated with partial withdrawals, see “FEDERAL TAX MATTERS.”

Net Accumulated Value.  Net Accumulated Value equals the Policy’s Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

•	The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

•

All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

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•	All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy’s total Accumulated Value in the Variable Account equals the sum of the Policy’s Accumulated Value in each Subaccount.

Unit Value.  Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy’s Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

•

Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

•

You may make transfers by written request to our Home Office or, if you elected the “Telephone Transfer Authorization” on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

•

The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

•

We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	The Company waives the transfer fee for the first twelve transfers during a Policy Year.

•

We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”) The Company reserves the right to increase the transfer charge.

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•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Automatic Rebalancing.  Under the special programs rider, we offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Policy Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  Under the special programs rider, you may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single “source account.” Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

•	There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

•	This feature cannot be utilized in combination with the automatic rebalancing program.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the

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affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

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We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide to the Fund or its designee, promptly upon request, certain information about the transfer activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the Fund or its designee as violating the Fund’s policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

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Loan Benefits

Policy Loans.  So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy’s Net Surrender Value.) The Company’s claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan.  When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy’s Accumulated Value in each Subaccount bears to the Policy’s total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.”)

Loan Interest Charged.  We assess interest on the balance of any outstanding policy loan. The rate of interest we charge, the loan interest rate, is an annual fixed rate of interest that we determine at the time we issue the Policy. The current loan interest rate is 5.66%. Once determined, the loan interest rate will not change while the Policy is in force. Loan interest is payable in advance on each Policy Anniversary. If not paid when due, outstanding loan interest will be added to the principal balance of the policy loan and accrue interest at the loan interest rate.

Effect on Investment Performance.  Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan interest spread (loan interest rate less the interest rate credited on amount held in Declared Interest Option as security for Policy Debt) of 0% on a loan in an amount equal to or less than the gain under the Policy.

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Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt.  Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt reduces the Net Surrender Value, which is equal to Surrender Value less Policy Debt plus any unearned loan interest. If, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Policy without value if the No Lapse Guarantee is not in effect (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt.  You may repay Policy Debt in whole or in part any time during the Insured’s life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured’s death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see “FEDERAL TAX MATTERS.”

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

•

If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We

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may postpone payment, however, under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”) We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

Death Benefit Options.  Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured’s death.

Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

(1) the sum of the current Specified Amount and the Accumulated Value, or

(2) the Corridor Death Benefit

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•	the Corridor Death Benefit

Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

Changing the Death Benefit Option.  You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. We do not require underwriting approval for an increase in Specified Amount resulting from a change from the Increasing Death Benefit Option to the Level Death Benefit Option. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company’s underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

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Change in Existing Coverage.  After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE POLICY—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy’s Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy’s death benefit up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured),

less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see “FEDERAL TAX MATTERS”).

Benefits at Maturity

The Maturity Date is Attained Age 121. If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy’s Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See “POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.”) We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

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CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added by rider (see “ADDITIONAL INSURANCE BENEFITS”), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Policy; plus

•	the cost of any optional insurance benefits added by rider; plus

•	the monthly policy expense charge; plus

•	the monthly per $1,000 charge; plus

•	the monthly risk charge.

Cost of Insurance.  This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk.  The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a) is the Specified Amount;

(b) is 1.00246631; and

(c) is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first

[1]	Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%.

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consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate.  We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, underwriting class, Specified Amount Band and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s sex, underwriting class, Specified Amount Band and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 2001 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class, Specified Amount Band whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company’s super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits.  The monthly deduction will include charges for any additional benefits provided by rider. (See “FEE TABLES: Periodic Charges (Optional Benefit Riders Only)” and “ADDITIONAL INSURANCE BENEFITS.)

Monthly Policy Expense Charge.  We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 monthly administrative charge against each Policy for the first 10 Policy Years. We guarantee this charge will not exceed $15 per Policy Month for the life of the Policy.

Monthly Per $1,000 Charge.  We deduct a charge from Accumulated Value as part of the monthly deduction during the first 10 Policy Years and during the first 10 Policy Years immediately following an increase in Specified Amount. The charge will compensate us for underwriting, processing, start-up expenses and administrative expenses incurred in connection with the Policy

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and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, establishing and maintaining policy records, processing death benefit claims, Policy changes, and reporting and overhead costs. Your monthly per $1,000 charge depends upon your Issue Age and Specified Amount Band. We have listed below the monthly per $1,000 charge for ages in each Specified Amount Band.

Issue Age	Specified Amount Band
0-15	$0 - $249,999	$250,000 - $999,999	$1,000,000 and above
	$0.06 per $1,000 of Specified Amount or Specified Amount increase	$0.05 per $1,000 of Specified Amount or Specified Amount increase	$0.04 per $1,000 of Specified Amount or Specified Amount increase
16 and over	$0.12 per $1,000 of Specified Amount or Specified Amount increase	$0.10 per $1,000 of Specified Amount or Specified Amount increase	$0.08 per $1,000 of Specified Amount or Specified Amount increase

We guarantee that this charge will not exceed $0.15 per $1,000 of Specified Amount or Specified Amount increase.

Risk Charge.  We deduct a monthly risk charge at a rate of 0.12% from the net assets of the Subaccounts for the first 10 Policy Years, then 0.03% monthly thereafter to cover our mortality and expense risks through the cancellation of Subaccount units. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses. The guaranteed maximum is 0.12% monthly for the life of the Policy.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Transfer Charge

The Company waives fees for the first twelve transfers during a Policy Year. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer.

•	Once we issue a Policy, we will not increase this charge for the life of the Policy.

•

We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner. For information regarding the special transfer privilege, see “GENERAL PROVISIONS: Special Transfer Privilege.”

•	The Company reserves the right to increase the transfer charge.

Currently, there is no charge for changing the premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

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Surrender Charge

We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$23.18	$21.73	$22.59
50	$39.24	$36.27	$38.03
70	$47.70	$48.95	$48.35

The maximum Surrender Charge for any Policy is $51.10 per $1,000 of Specified Amount. (See “APPENDIX A—Maximum Surrender Charges.”) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Under the waiver of surrender charges rider, we waive the Surrender Charge after the first Policy Year if the Insured is:

•	terminally ill,

•	chronically ill,

•	under 65 years of age and totally disabled, or

•	stays in a qualified nursing care center for 90 consecutive days or more.

Policy Loan Interest Charge.  We assess interest on the balance of any outstanding policy loan. The rate of interest we charge, the loan interest rate, is an annual fixed rate of interest that we determine at the time we issue the Policy. The current loan interest rate is 5.66%. Once determined, the loan interest rate will not change while the Policy is in force. Loan interest is payable in advance on each Policy Anniversary.

For Policies that have been in force ten years, where the amount of the loan is equal to or greater than the premiums paid (less any partial withdrawals) under the Policy we may credit a rate of interest on the amount held in the Declared Interest Option as security for the loan equal to the loan interest rate we charge for the loan. In that case, the loan interest spread, the difference between the loan interest rate we charge for the loan and the interest rate we credit on the amount held as security for the loan, would be zero.

Variable Account Charges

Federal Taxes.  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses.  The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page      and described in the prospectus for each Investment Option.

Illustrative Report Fee.  Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.

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Additional Insurance Benefits.  We may also assess a charge for any Optional Benefit Rider you elect. For further information on the charges we assess for Optional Benefit Riders, see “FEE TABLES: Periodic Charges (Optional Benefit Riders Only)” and “ADDITIONAL INSURANCE BENEFITS.”

Compensation.  For information concerning compensation paid for the sale of the Policies, see “DISTRIBUTION OF THE POLICIES.”

Allocation of Charges and Deductions

You may instruct us to deduct all charges under the Policy solely from your Accumulated Value in the EquiTrust Money Market Subaccount or the Declared Interest Option, or pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option. You may provide us with instructions or change your instructions at any time by sending Written Notice to us at our Home Office subject to the conditions described below. If your Accumulated Value in the EquiTrust Money Market Subaccount or the Declared Interest Option is not sufficient to cover the deductions of charges when due, we will deduct the charges under the Policy pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option. If you do not provide us with instructions, we will deduct the charges pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option.

You may change your instructions for the allocation of charges under the Policy at any time, subject to the following conditions:

•	the Policy must be in force;

•	the Policy must have Accumulated Value;

•	we must receive Written Notice of any change signed by all Policyowners; and

•	any change will take effect no later than the Business Day after we receive Written Notice at our Home Office.

THE DECLARED INTEREST OPTION

You may allocate premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option’s assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 3%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 3% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither

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the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see “CHARGES AND DEDUCTIONS—Transfer Charge”). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy’s Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

•

Special Programs Rider. This rider makes available the dollar cost averaging and the asset rebalancing programs described in this Prospectus. See “POLICY BENEFITS—Transfers- Dollar Cost Averaging-and Automatic Rebalancing.” There is no charge for the special programs rider.

•

Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000.

•

Universal Waiver of Charges. This rider provides that, in the event of the Insured’s total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

•

Universal Convertible Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider.

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•

Universal Daily Living Benefit Rider. This rider provides that, in the event the Insured becomes chronically ill (as defined in the rider) for at least 90 consecutive days and is expected to remain chronically ill for at least 90 consecutive days into the future, upon a one time election of the chronic illness benefit by the Policyowner, the Company will make a payment(s) of an amount up to the Specified Amount under the rider, subject to conditions set forth in the rider. If you elect this rider, the monthly deduction will be increased based upon a specified dollar rate per $1,000 of chronic illness benefit coverage.

•

Universal Children’s Term Life Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

•

Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

•

Waiver of Surrender Charges Rider. This rider allows us to waive the Surrender Charge after the first Policy Year if the Insured: (1) is terminally ill; (2) is chronically ill; (3) is under 65 years of age and totally disabled; or (4) stays in a qualified nursing care center for 90 consecutive days or more. See “CHARGES AND DEDUCTIONS—Surrender Charge.” There is no charge for the waiver of surrender charges rider.

•

Overloan Protection Rider. This rider provides that the Policy will not terminate because of a Policy Loan even where the Accumulated Value is insufficient to cover Policy charges. For a Policy to be eligible for the overloan protection benefit, the following conditions must be met: (1) the Insured must be age 75 or older; (2) the Policy must be in force for at least fifteen Policy Years; (3) all premiums paid under the Policy must have been withdrawn by partial withdrawal; (4) Policy Debt must equal or exceed 96 percent of the Accumulated Value; and (5) Policy Debt must exceed the Specified Amount and any other rider term insurance coverage on the Insured. Upon exercise of the overloan protection rider, we will waive the monthly deduction for the remaining life of the Policy, change the death benefit option to the Level Death Benefit Option, if that death benefit option is not in effect, and reduce the Specified Amount to equal 101 percent of the Accumulated Value under the Policy. If you exercise this rider, we will assess a one time charge equal to 3.5% of the Accumulated Value at the time you exercise the rider.

Not all riders are available in all states, and state variations may apply. As of the date of the Prospectus, none of the above riders are available in Montana. Your registered representative can provide information on the availability of each rider.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deduction” in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes

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terminally ill (as defined below). In the event that the Insured becomes terminally ill, you may (if residing in a state that has approved the rider) by written request to our Home Office request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue a living benefit rider providing this right to you upon written request to our Home Office, subject to the conditions stated below.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1)	the rider is not valid if the Policy is within five years of being matured,

(2)	the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

(3)	we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)	we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)	the rider is not effective where:

(a)	you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)	the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

The rider may not be available in all states and state variations may apply. As of the date of the Prospectus, the rider is not available in Montana. Your registered representative can provide information on the availability of the rider.

GENERAL PROVISIONS

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the

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Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured’s lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner’s estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into a selling agreement with EquiTrust Marketing.

EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Socially Responsible

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Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. To cover costs and expenses associated with facilitating Policy sales, we pay EquiTrust Marketing a monthly overwrite equal to 5% of commissions and service fees paid to managers and registered representatives.

We pay commissions to EquiTrust Marketing for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales are: 110% of premiums up to the Threshold Premium and 4% of premiums above that amount paid in the first Policy Year; 5% of Threshold Premiums in each Policy Year after the first Policy Year and 4% of premiums above that amount paid in the Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 110% of the increase in Threshold Premium for the first year following the increase in Specified Amount. Managers of EquiTrust Marketing’s registered representatives may also receive commission overrides on the registered representatives’ commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

EquiTrust Marketing passes through all commissions it receives to its registered representatives and to selling firms. Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies.

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing’s registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. EquiTrust Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

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See “DISTRIBUTION OF THE POLICIES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

Under the Financial Industry Regulatory Authority’s (“FINRA”) Public Disclosure Program, FINRA provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other

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tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances where there is a reduction in the benefits under the Policy at any time (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. In addition, a Policy will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as MECs are subject to the following tax rules:

(1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner’s investment in the Policy only after all gain has been distributed.

(2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary or designated beneficiary.

(4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.   Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner’s investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain

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distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies.  All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner’s income when a taxable distribution occurs.

Accelerated Death Benefits.  The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Exchanges.  The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under “THE POLICY—Exchange Privilege” generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters.  Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

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Employer-owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner’s estate upon the Policyowner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

53

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

Foreign Tax Credits.  To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

54

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or

55

part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney’s fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner’s signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

•

the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

•

an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner’s account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

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FINANCIAL STATEMENTS

The Variable Account’s audited statements of net assets as of December 31, 2007 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited balance sheets of the Company at December 31, 2007 and 2006 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007, and financial statement schedules as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the “SAI”) contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-800-247-4170, or write to us at 5400 University Avenue, West Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy’s death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy. We reserve the right to assess an Illustrative Report Fee of $25 for each additional copy of personalized illustrations that a Policyowner requests in a Policy Year. We do not currently assess such a charge.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-05068

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GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured’s age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Company, we, us, our: Farm Bureau Life Insurance Company.

Corridor Death Benefit: The Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

Declared Interest Option: A part of the Company’s General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 3%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a) A certified copy of the death certificate;

(b) A certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) Any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company’s principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Insured’s Attained Age 121. It is the date when the Policy terminates and the Policy’s Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner’s estate.

G-1

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount’s securities, cash, receivables and other assets less liabilities.

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The variable universal life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See “THE POLICY—Purchasing the Policy.”)

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Threshold Premium: A premium amount specified by the Company. We use the Threshold Premium to calculate registered representatives’ compensation.

Unit Value: The value determined by dividing each Subaccount’s Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

G-2

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

APPENDIX A

Maximum Surrender Charges

The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

Male, Non-Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	15.13	12.61	10.09	7.57	5.04	2.52	0.00
20	17.41	14.51	11.61	8.71	5.80	2.90	0.00
30	20.58	17.15	13.72	10.29	6.86	3.43	0.00
40	25.55	21.29	17.03	12.78	8.52	4.26	0.00
50	33.42	27.85	22.28	16.71	11.14	5.57	0.00
60	46.77	38.98	31.18	23.39	15.59	7.80	0.00
70	47.55	39.63	31.70	23.78	15.85	7.93	0.00
80	44.71	37.26	29.81	22.36	14.90	7.45	0.00
Male, Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	16.36	13.63	10.91	8.18	5.45	2.73	0.00
20	19.28	16.07	12.85	9.64	6.43	3.21	0.00
30	23.18	19.32	15.45	11.59	7.73	3.86	0.00
40	29.38	24.48	19.59	14.69	9.79	4.90	0.00
50	39.24	32.70	26.16	19.62	13.08	6.54	0.00
60	50.45	42.04	33.63	25.23	16.82	8.41	0.00
70	47.70	39.75	31.80	23.85	15.90	7.95	0.00
80	45.35	37.79	30.23	22.68	15.12	7.56	0.00
Female, Non-Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	14.36	11.97	9.57	7.18	4.79	2.39	0.00
20	16.36	13.63	10.91	8.18	5.45	2.73	0.00
30	19.24	16.03	12.83	9.62	6.41	3.21	0.00
40	23.55	19.63	15.70	11.78	7.85	3.93	0.00
50	30.30	25.25	20.20	15.15	10.10	5.05	0.00
60	40.93	34.11	27.29	20.47	13.64	6.82	0.00
70	49.21	41.01	32.81	24.61	16.40	8.20	0.00
80	45.97	38.31	30.65	22.99	15.32	7.66	0.00

A-1

Female, Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	15.50	12.92	10.33	7.75	5.17	2.58	0.00
20	18.05	15.04	12.03	9.03	6.02	3.01	0.00
30	21.73	18.11	14.49	10.87	7.24	3.62	0.00
40	27.29	22.74	18.19	13.65	9.10	4.55	0.00
50	36.27	30.23	24.18	18.14	12.09	6.05	0.00
60	50.27	41.89	33.51	25.14	16.76	8.38	0.00
70	48.95	40.79	32.63	24.48	16.32	8.16	0.00
80	47.09	39.24	31.39	23.55	15.70	7.85	0.00
Unisex, Non-Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	14.82	12.35	9.88	7.41	4.94	2.47	0.00
20	16.99	14.16	11.33	8.50	5.66	2.83	0.00
30	20.03	16.69	13.35	10.02	6.68	3.34	0.00
40	24.73	20.61	16.49	12.37	8.24	4.12	0.00
50	32.14	26.78	21.43	16.07	10.71	5.36	0.00
60	44.34	36.95	29.56	22.17	14.78	7.39	0.00
70	48.42	40.35	32.28	24.21	16.14	8.07	0.00
80	45.86	38.22	30.57	22.93	15.29	7.64	0.00
Unisex, Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	16.02	13.35	10.68	8.01	5.34	2.67	0.00
20	18.78	15.65	12.52	9.39	6.26	3.13	0.00
30	22.59	18.83	15.06	11.30	7.53	3.77	0.00
40	28.53	23.78	19.02	14.27	9.51	4.76	0.00
50	38.03	31.69	25.35	19.02	12.68	6.34	0.00
60	50.85	42.38	33.90	25.43	16.95	8.48	0.00
70	48.35	40.29	32.23	24.18	16.12	8.06	0.00
80	46.60	38.83	31.07	23.30	15.53	7.77	0.00

A-2

STATEMENT OF ADDITIONAL INFORMATION

FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

1-800-247-4170

FARM BUREAU LIFE VARIABLE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the variable universal life insurance policy (the “Policy”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

June 6, 2008

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE COMPANY

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2007, Iowa Farm Bureau Federation owned shares of various classes representing 63.60% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Assignment

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•	the end of the Grace Period if insufficient premiums are received;

•	the date the Policyowner surrenders the Policy for its entire Net Surrender Value;

•	the death of the Insured; or

•	the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•	the current death benefit,

•	the Accumulated Value in each Subaccount and in the Declared Interest Option,

•	outstanding Policy Debt, and

•	premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan” in the Prospectus.)

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Payment Options

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured’s death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1) the proceeds are less than $2,000;

(2) periodic payments would be less than $20; or

(3) the payee is an assignee, estate, trustee, partnership, corporation or association.

You may also choose a lump sum payment under a Living Tradition AccountTM (“LTA”). The LTA is similar to a checking account, except it is not FDIC insured, but is backed by the claims paying ability of the Company. The LTA is part of our general account and is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee’s estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured’s death, on surrender or on the Maturity Date.

Option A—Proceeds Left at Interest.  Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option B—Payment for a Designated Number of Years.  Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option C—Payment of Life Income.  Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option D—Payment of a Designated Amount.  Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Alternate Payment Options.  The Company may make available alternative payment options.

A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 3%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 3%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 3% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 3% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 3% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 3%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 3% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

•	Accumulated Value will reflect a number of factors, including

•	premiums paid,

•	partial withdrawals,

•	Policy Loans,

•	charges assessed in connection with the Policy,

•	interest earned on the Accumulated Value in the Declared Interest Option, and

•	investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Policy Date, the Accumulated Value equals the initial premium less the monthly deduction made on the Policy Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)	is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)	any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

DISTRIBUTION OF THE POLICIES

EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

EquiTrust Marketing offers the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

EquiTrust Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commission Paid to EquiTrust Marketing*	Aggregate Amount of Commission Retained by EquiTrust Marketing After Payments to its Registered Representatives
2005	$4,529,761	$0
2006	$4,693,173	$0
2007	$5,073,695	$0

* Includes sales compensation paid to registered representatives of EquiTrust Marketing.

EquiTrust Marketing passes through commissions it receives to its registered representatives and selling firms and does not retain any override as distributor for the Policies. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. To cover costs and expenses associated with facilitating Policy sales, we pay EquiTrust Marketing a monthly overwrite equal to 5% of commissions and service fees paid to managers and registered representatives.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the variable universal life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by Richard J. Kypta, Executive Vice President and General Counsel of the Company.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2007 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2007 and 2006 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants

Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account (the Account), comprising the American Century Mid Cap Value, Inflation Protection Bond, Ultra, Value, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap Value Securities, Franklin Small-Mid Cap Growth Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2007, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

April 22, 2008

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	American Century Variable Portfolios, Inc.*					Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount
Assets
Investments in shares of mutual funds, at market	$64,547	$113,123	$695,897	$227,139	$1,431,907	$1,078,980	$863,691
Receivable from Farm Bureau Life Insurance Company	109	—	419	—	—	—	—
Receivable for investments sold	—	26	—	83	51	584	372

Total Assets	64,656	113,149	696,316	227,222	1,431,958	1,079,564	864,063

Liabilities
Payable to Farm Bureau Life Insurance Company	—	26	—	83	51	584	372
Payable for investments purchased	109	—	419	—	—	—	—

Total Liabilities	109	26	419	83	51	584	372

Net assets	$64,547	$113,123	$695,897	$227,139	$1,431,907	$1,078,980	$863,691

Net assets
Accumulation units	$64,547	$113,123	$695,897	$227,139	$1,431,907	$1,078,980	$863,691

Total net assets	$64,547	$113,123	$695,897	$227,139	$1,431,907	$1,078,980	$863,691

Investments in shares of mutual funds, at cost	$69,540	$109,775	$569,900	$252,676	$979,601	$974,952	$1,057,404
Shares of mutual funds owned	4,988.16	10,722.60	57,275.44	30,406.88	65,086.70	24,052.15	26,706.59

Accumulation units outstanding	5,709.76	10,199.01	51,302.63	21,344.43	68,558.67	78,739.08	71,424.28
Accumulation unit value	$11.30	$11.09	$13.56	$10.64	$20.89	$13.70	$12.09

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount
Assets
Investments in shares of mutual funds, at market	$562,704	$2,814,673	$256,702	$48,820,454	$10,048,358	$45,394,311	$1,744,463	$12,689,281
Receivable from Farm Bureau Life Insurance Company	—	5,801	—	—	—	—	2,035	—
Receivable for investments sold	145	—	173	14,283	9,263	40,746	—	6,083

Total Assets	562,849	2,820,474	256,875	48,834,737	10,057,621	45,435,057	1,746,498	12,695,364

Liabilities
Payable to Farm Bureau Life Insurance Company	145	—	173	14,283	9,263	40,746	—	6,083
Payable for investments purchased	—	5,801	—	—	—	—	2,035	—

Total Liabilities	145	5,801	173	14,283	9,263	40,746	2,035	6,083

Net assets	$562,704	$2,814,673	$256,702	$48,820,454	$10,048,358	$45,394,311	$1,744,463	$12,689,281

Net assets
Accumulation units	$562,704	$2,814,673	$256,702	$48,820,454	$10,048,358	$45,394,311	$1,744,463	$12,689,281

Total net assets	$562,704	$2,814,673	$256,702	$48,820,454	$10,048,358	$45,394,311	$1,744,463	$12,689,281

Investments in shares of mutual funds, at cost	$486,434	$2,341,909	$221,867	$40,840,025	$10,013,956	$36,331,410	$1,744,463	$13,088,927
Shares of mutual funds owned	22,127.57	121,794.60	8,486.03	1,151,154.30	992,920.77	2,828,306.00	1,744,463.48	1,419,382.65

Accumulation units outstanding	42,479.16	112,740.45	22,872.76	949,371.13	334,898.74	1,006,621.33	102,941.97	342,795.46
Accumulation unit value	$13.25	$24.97	$11.22	$51.42	$30.00	$45.10	$16.95	$37.02

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount
Assets
Investments in shares of mutual funds, at market	$40,872,097	$18,032,014	$16,877,243	$5,796,602	$883,028	$12,502,295	$4,154,045	$5,407,364
Receivable from Farm Bureau Life Insurance Company	—	—	—	—	—	—	—	—
Receivable for investments sold	20,028	9,899	4,128	1,530	935	4,295	1,328	3,182

Total Assets	40,892,125	18,041,913	16,881,371	5,798,132	883,963	12,506,590	4,155,373	5,410,546

Liabilities
Payable to Farm Bureau Life Insurance Company	20,028	9,899	4,128	1,530	935	4,295	1,328	3,182
Payable for investments purchased	—	—	—	—	—	—	—	—

Total Liabilities	20,028	9,899	4,128	1,530	935	4,295	1,328	3,182

Net assets	$40,872,097	$18,032,014	$16,877,243	$5,796,602	$883,028	$12,502,295	$4,154,045	$5,407,364

Net assets
Accumulation units	$40,872,097	$18,032,014	$16,877,243	$5,796,602	$883,028	$12,502,295	$4,154,045	$5,407,364

Total net assets	$40,872,097	$18,032,014	$16,877,243	$5,796,602	$883,028	$12,502,295	$4,154,045	$5,407,364

Investments in shares of mutual funds, at cost	$30,128,138	$17,106,234	$12,798,175	$4,681,941	$953,777	$10,404,932	$3,622,066	$3,730,580
Shares of mutual funds owned	2,713,950.65	646,308.74	374,052.36	340,776.13	150,174.82	76,224.21	116,588.42	213,560.97

Accumulation units outstanding	1,302,245.51	1,003,202.26	1,444,591.47	466,891.34	53,825.66	1,098,646.04	175,140.34	323,436.41
Accumulation unit value	$31.39	$17.97	$11.68	$12.42	$16.41	$11.38	$23.72	$16.72

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Series Trust II*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount
Assets
Investments in shares of mutual funds, at market	$2,352,897	$1,951,855	$1,618,956	$2,242,028	$1,428,077	$1,467,054	$1,828,850	$1,196,656
Receivable from Farm Bureau Life Insurance Company	—	756	1,997	4,530	—	—	—	571
Receivable for investments sold	186	—	—	—	1,228	717	639	—

Total Assets	2,353,083	1,952,611	1,620,953	2,246,558	1,429,305	1,467,771	1,829,489	1,197,227

Liabilities
Payable to Farm Bureau Life Insurance Company	186	—	—	—	1,228	717	639	—
Payable for investments purchased	—	756	1,997	4,530	—	—	—	571

Total Liabilities	186	756	1,997	4,530	1,228	717	639	571

Net assets	$2,352,897	$1,951,855	$1,618,956	$2,242,028	$1,428,077	$1,467,054	$1,828,850	$1,196,656

Net assets
Accumulation units	$2,352,897	$1,951,855	$1,618,956	$2,242,028	$1,428,077	$1,467,054	$1,828,850	$1,196,656

Total net assets	$2,352,897	$1,951,855	$1,618,956	$2,242,028	$1,428,077	$1,467,054	$1,828,850	$1,196,656

Investments in shares of mutual funds, at cost	$2,960,314	$1,989,675	$1,511,602	$2,202,692	$1,358,091	$1,370,257	$1,713,991	$1,257,858
Shares of mutual funds owned	94,228.95	114,143.56	70,665.93	176,398.72	70,731.91	95,016.47	59,629.94	74,511.59

Accumulation units outstanding	133,589.03	90,911.60	111,119.53	180,773.84	85,533.46	82,600.79	87,902.56	75,031.19
Accumulation unit value	$17.61	$21.47	$14.57	$12.40	$16.70	$17.76	$20.81	$15.95

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Summit Mutual Funds, Inc.—Pinnacle Series*			T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at market	$1,475,837	$2,096,570	$2,461,373	$4,980,541	$10,345,209	$4,386,181	$8,764,347	$2,737,225
Receivable from Farm Bureau Life Insurance Company	1,015	—	—	—	—	—	—	—
Receivable for investments sold	—	3,034	2,613	822	5,800	834	3,038	1,405

Total Assets	1,476,852	2,099,604	2,463,986	4,981,363	10,351,009	4,387,015	8,767,385	2,738,630

Liabilities
Payable to Farm Bureau Life Insurance Company	—	3,034	2,613	822	5,800	834	3,038	1,405
Payable for investments purchased	1,015	—	—	—	—	—	—	—

Total Liabilities	1,015	3,034	2,613	822	5,800	834	3,038	1,405

Net assets	$1,475,837	$2,096,570	$2,461,373	$4,980,541	$10,345,209	$4,386,181	$8,764,347	$2,737,225

Net assets
Accumulation units	$1,475,837	$2,096,570	$2,461,373	$4,980,541	$10,345,209	$4,386,181	$8,764,347	$2,737,225

Total net assets	$1,475,837	$2,096,570	$2,461,373	$4,980,541	$10,345,209	$4,386,181	$8,764,347	$2,737,225

Investments in shares of mutual funds, at cost	$1,146,011	$2,003,971	$2,187,703	$4,907,483	$8,483,341	$3,672,663	$7,784,766	$2,130,192
Shares of mutual funds owned	51,530.61	31,292.09	34,819.26	210,238.13	413,477.57	198,649.52	468,681.66	154,558.15

Accumulation units outstanding	87,135.41	120,337.36	132,626.03	317,036.66	480,059.21	407,377.83	534,817.34	192,541.11
Accumulation unit value	$16.94	$17.42	$18.56	$15.71	$21.55	$10.77	$16.39	$14.22

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007, Except as Noted

	American Century Variable Portfolios, Inc.*					Dreyfus Variable Investment Fund*
	Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount (1)
Income:
Dividends	$414	$1,319	$—	$1,045	$—	$9,133	$7,045	$—
Expenses:
Mortality and expense risk	(398)	(307)	(5,746)	(1,562)	(10,550)	(6,717)	(8,561)	(580)

Net investment income (loss)	16	1,012	(5,746)	(517)	(10,550)	2,416	(1,516)	(580)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	450	22	22,653	(8)	46,000	10,918	23,295	18,256
Realized gain distributions	252	—	—	5,421	—	—	123,167	30,336

Total realized gain (loss) on investments	702	22	22,653	5,413	46,000	10,918	146,462	48,592

Change in unrealized appreciation/depreciation of investments	(5,080)	3,360	100,325	(25,642)	338,765	22,785	(260,761)	(37,540)

Net increase (decrease) in net assets from operations	$(4,362)	$4,394	$117,232	$(20,746)	$374,215	$36,119	$(115,815)	$10,472

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount
Income:
Dividends	$4,128	$27,184	$634	$914,889	$514,832	$1,266,326	$68,891	$785,653
Expenses:
Mortality and expense risk	(4,829)	(17,843)	(2,196)	(440,617)	(87,632)	(411,135)	(13,520)	(113,123)

Net investment income (loss)	(701)	9,341	(1,562)	474,272	427,200	855,191	55,371	672,530

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	22,220	38,107	11,431	716,926	(5,370)	509,454	—	(116,372)
Realized gain distributions	23,120	—	—	—	5,088	1,916,525	—	—

Total realized gain (loss) on investments	45,340	38,107	11,431	716,926	(282)	2,425,979	—	(116,372)

Change in unrealized appreciation/depreciation of investments	(7,036)	250,744	5,186	1,409,409	8,659	(1,090,627)	—	(228,809)

Net increase (decrease) in net assets from operations	$37,603	$298,192	$15,055	$2,600,607	$435,577	$2,190,543	$55,371	$327,349

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount
Income:
Dividends	$720,346	$161,552	$125,367	$104,735	$72,723	$449,022	$18,579	$168,983
Expenses:
Mortality and expense risk	(375,697)	(145,295)	(137,863)	(50,776)	(7,304)	(112,678)	(34,128)	(45,444)

Net investment income (loss)	344,649	16,257	(12,496)	53,959	65,419	336,344	(15,549)	123,539

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	294,619	124,121	(264,032)	41,677	(1,798)	36,061	104,612	14,338
Realized gain distributions	1,397,479	4,304,681	13,813	226,612	—	—	314,682	319,123

Total realized gain (loss) on investments	1,692,098	4,428,802	(250,219)	268,289	(1,798)	36,061	419,294	333,461

Change in unrealized appreciation/depreciation of investments	(274,368)	(1,998,536)	3,766,032	267,495	(52,178)	172,279	76,506	288,791

Net increase (decrease) in net assets from operations	$1,762,379	$2,446,523	$3,503,317	$589,743	$11,443	$544,684	$480,251	$745,791

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Series Trust II*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount
Income:
Dividends	$63,495	$11,581	$—	$72,666	$18,579	$17,861	$15,454	$102
Expenses:
Mortality and expense risk	(24,535)	(16,316)	(11,777)	(14,764)	(11,555)	(11,993)	(16,082)	(10,767)

Net investment income (loss)	38,960	(4,735)	(11,777)	57,902	7,024	5,868	(628)	(10,665)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	37,788	39,392	31,878	(15,347)	53,563	60,716	108,748	22,425
Realized gain distributions	196,848	119,085	91,014	—	45,488	56,990	77,959	54,656

Total realized gain (loss) on investments	234,636	158,477	122,892	(15,347)	99,051	117,706	186,707	77,081

Change in unrealized appreciation/depreciation of investments	(931,269)	(242,891)	(13,861)	58,460	(91,949)	(113,744)	(173,255)	(156,175)

Net increase (decrease) in net assets from operations	$(657,673)	$(89,149)	$97,254	$101,015	$14,126	$9,830	$12,824	$(89,759)

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*			T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$15,695	$12,318	$20,797	$76,810	$22,157	$—	$188,439	$37,741
Expenses:
Mortality and expense risk	(12,183)	(18,843)	(21,951)	(38,225)	(90,996)	(38,184)	(76,716)	(23,286)

Net investment income (loss)	3,512	(6,525)	(1,154)	38,585	(68,839)	(38,184)	111,723	14,455

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	65,589	76,885	100,280	50,112	290,874	(43,387)	109,874	10,056
Realized gain distributions	—	144,639	94,065	286,639	1,096,759	430,255	798,776	303,276

Total realized gain (loss) on investments	65,589	221,524	194,345	336,751	1,387,633	386,868	908,650	313,332

Change in unrealized appreciation/depreciation of investments	145,767	(286,525)	(58,816)	(326,074)	189,920	150,863	(482,950)	(39,256)

Net increase (decrease) in net assets from operations	$214,868	$(71,526)	$134,375	$49,262	$1,508,714	$499,547	$537,423	$288,531

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	American Century Variable Portfolios, Inc.*
	American Century Mid Cap Value Subaccount		Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount
	Period Ended December 31		Period Ended December 31		Year Ended December 31		Period Ended December 31
	2007	2006 (1)	2007	2006 (1)	2007	2006	2007	2006 (1)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$16	$13	$1,012	$25	$(5,746)	$(4,787)	$(517)	$(5)
Net realized gain (loss) on investments	702	95	22	1	22,653	11,652	5,413	17
Change in unrealized appreciation/depreciation of investments	(5,080)	87	3,360	(12)	100,325	(27,341)	(25,642)	105

Net increase (decrease) in net assets from operations	(4,362)	195	4,394	14	117,232	(20,476)	(20,746)	117

Contract transactions:
Transfers of net premiums	27,056	1,217	6,084	1,050	160,935	182,018	37,499	997
Transfers of surrenders and death benefits	(1,466)	—	(171)	—	(51,665)	(15,525)	(1,103)	—
Transfers of policy loans	(633)	—	—	—	(23,398)	(9,233)	(182)	—
Transfers of cost of insurance and other charges	(7,859)	(215)	(3,044)	(545)	(69,878)	(69,762)	(17,302)	(323)
Transfers between subaccounts, including Declared Interest Option account	48,655	1,959	102,356	2,985	(24,647)	11,802	226,255	1,927

Net increase (decrease) in net assets from contract transactions	65,753	2,961	105,225	3,490	(8,653)	99,300	245,167	2,601

Total increase (decrease) in net assets	61,391	3,156	109,619	3,504	108,579	78,824	224,421	2,718

Net assets at beginning of period	3,156	—	3,504	—	587,318	508,494	2,718	—

Net assets at end of period	$64,547	$3,156	$113,123	$3,504	$695,897	$587,318	$227,139	$2,718

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	American Century Variable Portfolios, Inc.*		Dreyfus Variable Investment Fund*
	Vista Subaccount		Appreciation Subaccount		Developing Leaders Subaccount		Disciplined Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Period Ended December 31
	2007	2006	2007	2006	2007	2006	2007 (1)	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(10,550)	$(6,465)	$2,416	$2,040	$(1,516)	$(4,231)	$(580)	$(178)
Net realized gain (loss) on investments	46,000	23,119	10,918	12,657	146,462	90,997	48,592	5,561
Change in unrealized appreciation/depreciation of investments	338,765	35,849	22,785	51,564	(260,761)	(62,223)	(37,540)	18,301

Net increase (decrease) in net assets from operations	374,215	52,503	36,119	66,261	(115,815)	24,543	10,472	23,684

Contract transactions:
Transfers of net premiums	279,807	299,662	215,436	139,918	272,350	276,394	15,098	48,023
Transfers of surrenders and death benefits	(27,334)	(17,188)	(34,092)	(9,716)	(78,189)	(58,171)	(5,783)	(5,160)
Transfers of policy loans	(29,465)	(15,863)	(19,870)	(7,221)	(14,985)	(18,572)	(843)	(657)
Transfers of cost of insurance and other charges	(111,021)	(90,422)	(69,695)	(39,654)	(89,535)	(97,103)	(6,333)	(17,656)
Transfers between subaccounts, including Declared Interest Option account	33,604	112,007	402,050	29,844	1,777	17,531	(206,285)	(1,615)

Net increase (decrease) in net assets from contract transactions	145,591	288,196	493,829	113,171	91,418	120,079	(204,146)	22,935

Total increase (decrease) in net assets	519,806	340,699	529,948	179,432	(24,397)	144,622	(193,674)	46,619

Net assets at beginning of period	912,101	571,402	549,032	369,600	888,088	743,466	193,674	147,055

Net assets at end of period	$1,431,907	$912,101	$1,078,980	$549,032	$863,691	$888,088	$—	$193,674

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount		International Equity Subaccount		Socially Responsible Growth Subaccount		Blue Chip Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(701)	$(388)	$9,341	$(2,358)	$(1,562)	$(1,539)	$474,272	$445,108
Net realized gain (loss) on investments	45,340	13,236	38,107	19,921	11,431	4,323	716,926	1,204,056
Change in unrealized appreciation/depreciation of investments	(7,036)	41,373	250,744	140,448	5,186	13,512	1,409,409	5,066,145

Net increase (decrease) in net assets from operations	37,603	54,221	298,192	158,011	15,055	16,296	2,600,607	6,715,309

Contract transactions:
Transfers of net premiums	139,617	133,306	634,125	299,426	57,110	99,652	5,480,464	5,805,026
Transfers of surrenders and death benefits	(29,507)	(22,940)	(55,767)	(36,976)	(6,573)	(10,708)	(1,989,490)	(1,828,143)
Transfers of policy loans	(8,230)	(3,598)	(53,570)	(10,435)	(21,935)	(2,743)	(553,113)	(624,513)
Transfers of cost of insurance and other charges	(46,518)	(43,456)	(229,494)	(91,830)	(19,255)	(16,358)	(3,485,836)	(3,362,679)
Transfers between subaccounts, including Declared Interest Option account	(10,468)	(2,518)	933,954	507,199	(6,998)	12,071	(431,103)	(1,528,483)

Net increase (decrease) in net assets from contract transactions	44,894	60,794	1,229,248	667,384	2,349	81,914	(979,078)	(1,538,792)

Total increase (decrease) in net assets	82,497	115,015	1,527,440	825,395	17,404	98,210	1,621,529	5,176,517

Net assets at beginning of period	480,207	365,192	1,287,233	461,838	239,298	141,088	47,198,925	42,022,408

Net assets at end of period	$562,704	$480,207	$2,814,673	$1,287,233	$256,702	$239,298	$48,820,454	$47,198,925

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*
	High Grade Bond Subaccount		Managed Subaccount		Money Market Subaccount		Strategic Yield Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$427,200	$382,169	$855,191	$605,950	$55,371	$42,309	$672,530	$614,793
Net realized gain (loss) on investments	(282)	(7,927)	2,425,979	2,661,982	—	—	(116,372)	(107,507)
Change in unrealized appreciation/depreciation of investments	8,659	(24,737)	(1,090,627)	1,238,472	—	—	(228,809)	175,478

Net increase (decrease) in net assets from operations	435,577	349,505	2,190,543	4,506,404	55,371	42,309	327,349	682,764

Contract transactions:
Transfers of net premiums	1,352,683	1,367,023	4,134,789	4,339,598	300,512	310,546	1,564,699	1,572,507
Transfers of surrenders and death benefits	(371,420)	(444,225)	(1,644,732)	(1,593,939)	(259,208)	(30,519)	(505,549)	(422,714)
Transfers of policy loans	(101,009)	(80,272)	(379,135)	(445,369)	(19,565)	(21,856)	(128,652)	(108,672)
Transfers of cost of insurance and other charges	(804,432)	(794,027)	(3,214,200)	(3,225,628)	(127,618)	(121,817)	(982,532)	(989,001)
Transfers between subaccounts, including Declared Interest Option account	(16,013)	211,573	(608,929)	(546,483)	547,010	(120,401)	(57,878)	(111,094)

Net increase (decrease) in net assets from contract transactions	59,809	260,072	(1,712,207)	(1,471,821)	441,131	15,953	(109,912)	(58,974)

Total increase (decrease) in net assets	495,386	609,577	478,336	3,034,583	496,502	58,262	217,437	623,790

Net assets at beginning of period	9,552,972	8,943,395	44,915,975	41,881,392	1,247,961	1,189,699	12,471,844	11,848,054

Net assets at end of period	$10,048,358	$9,552,972	$45,394,311	$44,915,975	$1,744,463	$1,247,961	$12,689,281	$12,471,844

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*		Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount		Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$344,649	$180,023	$16,257	$54,197	$(12,496)	$(68,589)	$53,959	$(1,022)
Net realized gain (loss) on investments	1,692,098	322,910	4,428,802	1,168,948	(250,219)	(461,990)	268,289	119,269
Change in unrealized appreciation/depreciation of investments	(274,368)	3,609,749	(1,998,536)	74,401	3,766,032	1,302,950	267,495	471,400

Net increase (decrease) in net assets from operations	1,762,379	4,112,682	2,446,523	1,297,546	3,503,317	772,371	589,743	589,647

Contract transactions:
Transfers of net premiums	3,885,858	3,991,545	2,480,587	2,120,920	2,141,285	2,368,166	772,332	873,678
Transfers of surrenders and death benefits	(1,829,893)	(1,407,803)	(685,294)	(550,719)	(782,792)	(573,074)	(290,107)	(205,510)
Transfers of policy loans	(393,453)	(391,812)	(251,788)	(243,825)	(226,410)	(249,099)	(97,881)	(57,996)
Transfers of cost of insurance and other charges	(2,954,643)	(2,882,159)	(1,271,275)	(1,067,327)	(1,118,064)	(1,109,639)	(429,002)	(424,322)
Transfers between subaccounts, including Declared Interest Option account	(388,793)	(558,404)	1,054,029	1,390,774	(494,710)	(467,688)	(227,934)	(89,077)

Net increase (decrease) in net assets from contract transactions	(1,680,924)	(1,248,633)	1,326,259	1,649,823	(480,691)	(31,334)	(272,592)	96,773

Total increase (decrease) in net assets	81,455	2,864,049	3,772,782	2,947,369	3,022,626	741,037	317,151	686,420

Net assets at beginning of period	40,790,642	37,926,593	14,259,232	11,311,863	13,854,617	13,113,580	5,479,451	4,793,031

Net assets at end of period	$40,872,097	$40,790,642	$18,032,014	$14,259,232	$16,877,243	$13,854,617	$5,796,602	$5,479,451

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fidelity Variable Insurance Products Funds*
	High Income Subaccount		Index 500 Subaccount		Mid-Cap Subaccount		Overseas Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$65,419	$48,602	$336,344	$83,263	$(15,549)	$(19,808)	$123,539	$(3,280)
Net realized gain (loss) on investments	(1,798)	479	36,061	(62,103)	419,294	293,372	333,461	14,089
Change in unrealized appreciation/depreciation of investments	(52,178)	10,951	172,279	1,504,622	76,506	(28,592)	288,791	643,665

Net increase (decrease) in net assets from operations	11,443	60,032	544,684	1,525,782	480,251	244,972	745,791	654,474

Contract transactions:
Transfers of net premiums	281,392	261,785	1,788,920	1,963,671	786,981	681,607	599,994	600,288
Transfers of surrenders and death benefits	(36,773)	(26,194)	(565,326)	(524,007)	(160,275)	(133,130)	(246,464)	(179,838)
Transfers of policy loans	(21,181)	(9,314)	(183,086)	(194,752)	(55,450)	(35,924)	(96,195)	(75,264)
Transfers of cost of insurance and other charges	(99,855)	(96,250)	(936,132)	(932,661)	(334,145)	(276,655)	(337,727)	(312,373)
Transfers between subaccounts, including Declared Interest Option account	15,406	53,611	(82,199)	(208,127)	260,725	846,709	111,850	258,365

Net increase (decrease) in net assets from contract transactions	138,989	183,638	22,177	104,124	497,836	1,082,607	31,458	291,178

Total increase (decrease) in net assets	150,432	243,670	566,861	1,629,906	978,087	1,327,579	777,249	945,652

Net assets at beginning of period	732,596	488,926	11,935,434	10,305,528	3,175,958	1,848,379	4,630,115	3,684,463

Net assets at end of period	$883,028	$732,596	$12,502,295	$11,935,434	$4,154,045	$3,175,958	$5,407,364	$4,630,115

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*
	Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$38,960	$23,597	$(4,735)	$(2,721)	$(11,777)	$(6,393)	$57,902	$31,569
Net realized gain (loss) on investments	234,636	184,763	158,477	49,203	122,892	21,063	(15,347)	(5,463)
Change in unrealized appreciation/depreciation of investments	(931,269)	181,045	(242,891)	88,203	(13,861)	38,739	58,460	7,294

Net increase (decrease) in net assets from operations	(657,673)	389,405	(89,149)	134,685	97,254	53,409	101,015	33,400

Contract transactions:
Transfers of net premiums	717,265	613,819	540,755	325,577	426,052	258,560	587,142	331,024
Transfers of surrenders and death benefits	(152,866)	(71,098)	(63,283)	(24,300)	(73,019)	(33,893)	(43,698)	(67,889)
Transfers of policy loans	(66,340)	(35,289)	(36,227)	(13,495)	(32,237)	(18,230)	(38,039)	(7,127)
Transfers of cost of insurance and other charges	(270,922)	(242,570)	(212,262)	(122,155)	(162,876)	(90,541)	(213,494)	(124,868)
Transfers between subaccounts, including Declared Interest Option account	86,228	709,966	411,395	475,310	422,759	246,739	607,990	338,135

Net increase (decrease) in net assets from contract transactions	313,365	974,828	640,378	640,937	580,679	362,635	899,901	469,275

Total increase (decrease) in net assets	(344,308)	1,364,233	551,229	775,622	677,933	416,044	1,000,916	502,675

Net assets at beginning of period	2,697,205	1,332,972	1,400,626	625,004	941,023	524,979	1,241,112	738,437

Net assets at end of period	$2,352,897	$2,697,205	$1,951,855	$1,400,626	$1,618,956	$941,023	$2,242,028	$1,241,112

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*
	Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Company Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,024	$3,557	$5,868	$3,634	$(628)	$(3,958)	$(10,665)	$(6,317)
Net realized gain (loss) on investments	99,051	43,542	117,706	46,744	186,707	63,339	77,081	35,844
Change in unrealized appreciation/depreciation of investments	(91,949)	79,331	(113,744)	117,164	(173,255)	116,954	(156,175)	58,633

Net increase (decrease) in net assets from operations	14,126	126,430	9,830	167,542	12,824	176,335	(89,759)	88,160

Contract transactions:
Transfers of net premiums	243,272	194,781	331,337	229,836	395,180	396,513	374,475	263,313
Transfers of surrenders and death benefits	(27,253)	(35,235)	(76,582)	(22,226)	(59,760)	(47,339)	(34,591)	(25,358)
Transfers of policy loans	(15,262)	(4,747)	(20,389)	(19,141)	(26,424)	(22,650)	(25,120)	(19,402)
Transfers of cost of insurance and other charges	(107,103)	(76,268)	(128,774)	(89,892)	(160,631)	(131,412)	(141,072)	(89,594)
Transfers between subaccounts, including Declared Interest Option account	314,446	273,016	255,049	197,476	196,499	120,086	127,219	296,583

Net increase (decrease) in net assets from contract transactions	408,100	351,547	360,641	296,053	344,864	315,198	300,911	425,542

Total increase (decrease) in net assets	422,226	477,977	370,471	463,595	357,688	491,533	211,152	513,702

Net assets at beginning of period	1,005,851	527,874	1,096,583	632,988	1,471,162	979,629	985,504	471,802

Net assets at end of period	$1,428,077	$1,005,851	$1,467,054	$1,096,583	$1,828,850	$1,471,162	$1,196,656	$985,504

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Summit Mutual Funds, Inc.—Pinnacle Series*						T. Rowe Price Equity Series, Inc.*
	NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount		Equity Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,512	$(8,474)	$(6,525)	$(5,358)	$(1,154)	$(2,810)	$38,585	$19,571
Net realized gain (loss) on investments	65,589	49,165	221,524	90,334	194,345	111,409	336,751	101,736
Change in unrealized appreciation/depreciation of investments	145,767	22,672	(286,525)	157,511	(58,816)	39,687	(326,074)	298,857

Net increase (decrease) in net assets from operations	214,868	63,363	(71,526)	242,487	134,375	148,286	49,262	420,164

Contract transactions:
Transfers of net premiums	325,310	364,539	509,456	459,928	561,285	565,144	1,084,403	643,621
Transfers of surrenders and death benefits	(46,452)	(51,775)	(89,670)	(58,155)	(96,862)	(74,864)	(144,772)	(87,436)
Transfers of policy loans	(49,073)	(23,572)	(31,786)	(27,504)	(70,697)	(28,827)	(62,590)	(47,916)
Transfers of cost of insurance and other charges	(129,821)	(130,791)	(176,992)	(161,073)	(211,574)	(196,348)	(459,737)	(254,937)
Transfers between subaccounts, including Declared Interest Option account	(68,328)	(26,111)	34,084	125,729	(15,785)	237,643	1,237,188	964,389

Net increase (decrease) in net assets from contract transactions	31,636	132,290	245,092	338,925	166,367	502,748	1,654,492	1,217,721

Total increase (decrease) in net assets	246,504	195,653	173,566	581,412	300,742	651,034	1,703,754	1,637,885

Net assets at beginning of period	1,229,333	1,033,680	1,923,004	1,341,592	2,160,631	1,509,597	3,276,787	1,638,902

Net assets at end of period	$1,475,837	$1,229,333	$2,096,570	$1,923,004	$2,461,373	$2,160,631	$4,980,541	$3,276,787

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*
	Mid Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(68,839)	$(81,957)	$(38,184)	$(31,409)	$111,723	$89,496	$14,455	$7,396
Net realized gain (loss) on investments	1,387,633	1,340,696	386,868	(13,975)	908,650	290,631	313,332	243
Change in unrealized appreciation/depreciation of investments	189,920	(749,823)	150,863	281,322	(482,950)	388,589	(39,256)	350,349

Net increase (decrease) in net assets from operations	1,508,714	508,916	499,547	235,938	537,423	768,716	288,531	357,988

Contract transactions:
Transfers of net premiums	1,015,677	1,125,196	635,579	681,088	1,195,505	1,217,583	334,722	328,651
Transfers of surrenders and death benefits	(471,580)	(343,643)	(176,846)	(165,782)	(348,247)	(342,776)	(91,028)	(74,698)
Transfers of policy loans	(138,412)	(154,193)	(88,140)	(81,409)	(129,234)	(104,312)	(38,661)	(37,947)
Transfers of cost of insurance and other charges	(680,196)	(683,350)	(316,252)	(313,722)	(656,914)	(633,386)	(185,427)	(173,050)
Transfers between subaccounts, including Declared Interest Option account	(269,685)	(80,632)	(116,965)	(84,597)	139,161	266,498	35,867	85,161

Net increase (decrease) in net assets from contract transactions	(544,196)	(136,622)	(62,624)	35,578	200,271	403,607	55,473	128,117

Total increase (decrease) in net assets	964,518	372,294	436,923	271,516	737,694	1,172,323	344,004	486,105

Net assets at beginning of period	9,380,691	9,008,397	3,949,258	3,677,742	8,026,653	6,854,330	2,393,221	1,907,116

Net assets at end of period	$10,345,209	$9,380,691	$4,386,181	$3,949,258	$8,764,347	$8,026,653	$2,737,225	$2,393,221

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies, flexible premium last survivor variable life insurance policies and flexible premium variable life insurance policies issued by the Company.

At the direction of eligible policy owners, the Account invests in thirty-nine investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	VP Mid Cap Value Fund
Inflation Protection Bond	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Value	VP Value Fund
Vista	VP VistaSM Fund

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock (1)	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio

Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio—Initial Class
Growth	VIP Growth Portfolio—Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio—Initial Class
High Income	VIP High Income Portfolio—Service Class 2
Index 500	VIP Index 500 Portfolio—Initial Class
Mid-Cap	VIP Mid Cap Portfolio—Service Class 2
Overseas	VIP Overseas Portfolio—Initial Class

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate (2)	Franklin Global Real Estate Securities Fund— Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund— Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund—Class 2
Franklin U.S. Government	Franklin U.S. Government Fund—Class 2
Mutual Shares Securities	Mutual Shares Securities Fund—Class 2
Templeton Growth Securities	Templeton Growth Securities Fund—Class 2

J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.
(2)	Formerly Franklin Real Estate Fund. Effective May 1, 2007, the fund’s name, investment goal and principal investment strategies changed.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Organization and Significant Accounting Policies (continued)

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Farm Bureau Life Insurance Company

The amounts due to or from Farm Bureau Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

New Accounting Pronouncement

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of December 31, 2007, the Account does not believe the adoption of SFAS 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of ..90% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Expense Charges and Related Party Transactions (continued)

Premium Expense Charge: Flexible premium variable life insurance policy premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Flexible premium last survivor variable life policy premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Nonparticipating flexible premium variable life policy premiums are reduced by a 7% charge. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, premiums are reduced by a 7% charge up to the threshold premium and 2% of each premium in excess of the threshold.)

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $3, $7 and $10 for flexible premium variable life insurance policies, nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, a $5 expense charge is deducted monthly for administration of policies and the Account.) Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account.

During the first year, flexible premium variable life insurance policies are charged a rate per $1,000 (determined by the specified amount and age of the insured) on a monthly basis. Nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies are charged $.07 and $.10, respectively, for every $1,000 of Specified Amount or increase in Specified Amount on a monthly basis for the first year. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, a $.05 expense is charged per $1,000 of Specified Amount or increase in Specified Amount.) An additional first-year monthly policy expense charge of $7 and $10 is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, the first-year monthly policy expense charge is $5.) First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies and $10 for nonparticipating flexible premium variable life insurance policies) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies. Surrender charges imposed on flexible premium variable life insurance policies equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6 and 10 policy years for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, are imposed on amounts surrendered based on, variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Expense Charges and Related Party Transactions (continued)

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets as follows: Blue Chip Portfolio—0.20%, High Grade Bond Portfolio—0.30%, Managed Portfolio—0.45%, Money Market Portfolio—0.25%, Strategic Yield Portfolio—0.45%, and Value Growth Portfolio—0.45%.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2007:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$77,416	$11,395
Inflation Protection Bond	108,997	2,760
Ultra	110,413	124,812
Value	377,006	126,935
Vista	254,353	119,312

Dreyfus Variable Investment Fund:
Appreciation	535,849	39,604
Developing Leaders	351,264	138,195
Disciplined Stock	39,391	213,781
Dreyfus Growth & Income	131,052	63,739
International Equity	1,329,867	91,278

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	44,233	43,446

EquiTrust Variable Insurance Series Fund:
Blue Chip	2,245,662	2,750,468
High Grade Bond	1,202,191	710,094
Managed	4,001,896	2,942,387
Money Market	920,508	424,006
Strategic Yield	1,543,826	981,208
Value Growth	2,939,392	2,878,188

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Fidelity Variable Insurance Products Funds:
Contrafund	$6,161,521	$514,324
Growth	693,512	1,172,886
Fidelity Growth & Income	745,191	737,212
High Income	321,510	117,102
Index 500	1,182,044	823,523
Mid-Cap	1,006,863	209,894
Overseas	860,103	385,983

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	942,307	393,134
Franklin Small Cap Value Securities	832,374	77,646
Franklin Small-Mid Cap Growth Securities	733,807	73,891
Franklin U.S. Government	1,118,044	160,241
Mutual Shares Securities	597,039	136,427
Templeton Growth Securities	583,690	160,191

J.P. Morgan Series Trust II:
Mid-Cap Value	663,474	241,279
Small Company	435,874	90,972

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	197,922	162,774
Russell 2000 Small Cap Index	551,362	168,156
S&P MidCap 400 Index	488,152	228,874

T. Rowe Price Equity Series, Inc.:
Equity Income	2,110,505	130,789
Mid-Cap Growth	1,390,588	906,864
New America Growth	710,269	380,822
Personal Strategy Balanced	1,615,925	505,155

T. Rowe Price International Series, Inc.:
International Stock	538,683	165,479

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2007 and 2006:

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	6,344	904	5,440	285	15	270
Inflation Protection Bond	10,090	234	9,856	381	38	343
Ultra	9,135	9,763	(628)	12,518	3,689	8,829
Value	31,533	10,429	21,104	267	27	240
Vista	14,093	6,035	8,058	22,334	2,785	19,549

Dreyfus Variable Investment Fund:
Appreciation	38,653	2,454	36,199	13,749	4,270	9,479
Developing Leaders	16,437	9,743	6,694	14,817	5,823	8,994
Disciplined Stock	694	15,669	(14,975)	3,417	1,493	1,924
Dreyfus Growth & Income	8,056	4,538	3,518	9,093	3,762	5,331
International Equity	56,125	3,233	52,892	35,381	1,777	33,604

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	3,990	3,832	158	9,891	1,639	8,252

EquiTrust Variable Insurance Series Fund:
Blue Chip	25,940	45,187	(19,247)	27,495	62,580	(35,085)
High Grade Bond	23,344	21,291	2,053	23,881	14,639	9,242
Managed	18,459	56,869	(38,410)	21,842	58,435	(36,593)
Money Market	51,149	24,632	26,517	12,857	11,842	1,015
Strategic Yield	20,665	23,662	(2,997)	18,835	20,737	(1,902)
Value Growth	26,178	79,764	(53,586)	28,243	72,737	(44,494)

Fidelity Variable Insurance Products Funds:
Contrafund	100,843	22,202	78,641	131,530	19,128	112,402
Growth	52,869	100,555	(47,686)	85,812	89,383	(3,571)
Fidelity Growth & Income	34,541	58,090	(23,549)	38,970	29,771	9,199
High Income	15,139	6,694	8,445	14,883	2,830	12,053
Index 500	64,607	61,944	2,663	72,622	62,122	10,500
Mid-Cap	29,881	7,807	22,074	58,152	4,337	53,815
Overseas	23,232	21,810	1,422	37,974	15,876	22,098

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	31,887	18,393	13,494	52,998	3,843	49,155
Franklin Small Cap Value Securities	30,479	2,680	27,799	31,747	1,290	30,457
Franklin Small-Mid Cap Growth Securities	44,163	4,251	39,912	31,577	3,167	28,410
Franklin U.S. Government	87,230	12,184	75,046	46,668	5,792	40,876
Mutual Shares Securities	31,000	7,248	23,752	26,582	2,845	23,737
Templeton Growth Securities	28,076	8,101	19,975	20,841	1,861	18,980

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
J.P. Morgan Series Trust II:
Mid-Cap Value	26,452	10,345	16,107	20,515	4,085	16,430
Small Company	21,965	4,699	17,266	28,641	2,400	26,241

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	11,541	9,650	1,891	17,627	8,161	9,466
Russell 2000 Small Cap Index	21,565	8,207	13,358	25,852	5,871	19,981
S&P MidCap 400 Index	19,883	11,157	8,726	37,114	7,356	29,758

T. Rowe Price Equity Series, Inc.:
Equity Income	109,260	5,686	103,574	90,260	2,693	87,567
Mid-Cap Growth	13,009	39,953	(26,944)	21,642	29,244	(7,602)
New America Growth	27,125	33,362	(6,237)	30,792	26,934	3,858
Personal Strategy
Balanced	38,947	26,503	12,444	47,416	19,581	27,835

T. Rowe Price International Series, Inc.:
International Stock	14,474	10,526	3,948	20,474	9,290	11,184

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2007, 2006, 2005, 2004 and 2003, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2007	5,710	$11.30	$64,547	0.93%	0.90%	(3.25)%
2006 (5)	270	11.68	3,156	1.79	0.90	16.80
Inflation Protection Bond:
2007	10,199	11.09	113,123	3.81	0.90	8.73
2006 (5)	343	10.20	3,504	1.95	0.90	2.00
Ultra:
2007	51,303	13.56	695,897	—	0.90	19.89
2006	51,931	11.31	587,318	—	0.90	(4.15)
2005	43,102	11.80	508,494	—	0.90	1.29
2004	31,476	11.65	366,730	—	0.90	9.70
2003	17,541	10.62	186,323	—	0.90	23.78

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
American Century Variable Portfolios, Inc. (continued):
Value:
2007	21,344	$10.64	$227,139	0.60%	0.90%	(6.01)%
2006 (5)	240	11.32	2,718	—	0.90	13.20
Vista:
2007	68,559	20.89	1,431,907	—	0.90	38.53
2006	60,501	15.08	912,101	—	0.90	8.10
2005	40,952	13.95	571,402	—	0.90	7.14
2004	23,036	13.02	299,899	—	0.90	14.61
2003	9,635	11.36	109,466	—	0.90	40.94

Dreyfus Variable Investment Fund:
Appreciation:
2007	78,739	13.70	1,078,980	1.22	0.90	6.12
2006	42,540	12.91	549,032	1.36	0.90	15.47
2005	33,061	11.18	369,600	0.02	0.90	3.42
2004	26,807	10.81	289,702	2.08	0.90	4.14
2003	17,986	10.38	186,705	1.75	0.90	20.14
Developing Leaders:
2007	71,424	12.09	863,691	0.74	0.90	(11.88)
2006	64,730	13.72	888,088	0.38	0.90	2.85
2005	55,736	13.34	743,466	—	0.90	4.87
2004	41,408	12.72	526,735	0.24	0.90	10.32
2003	27,991	11.53	322,659	0.04	0.90	30.58
Disciplined Stock:
2007 (6)	—	—	—	—	0.90	5.72
2006	14,975	12.93	193,674	0.78	0.90	14.73
2005	13,051	11.27	147,055	—	0.90	5.33
2004	10,234	10.70	109,496	1.60	0.90	6.89
2003	7,277	10.01	72,824	1.09	0.90	22.52
Dreyfus Growth & Income:
2007	42,479	13.25	562,704	0.77	0.90	7.46
2006	38,961	12.33	480,207	0.80	0.90	13.54
2005	33,630	10.86	365,192	1.39	0.90	2.45
2004	22,899	10.60	242,757	1.35	0.90	6.53
2003	15,995	9.95	159,210	0.88	0.90	25.47
International Equity:
2007	112,740	24.97	2,814,673	1.37	0.90	16.09
2006	59,848	21.51	1,287,233	0.60	0.90	22.22
2005	26,244	17.60	461,838	0.33	0.90	13.77
2004	13,668	15.47	211,481	5.16	0.90	23.46
2003	4,426	12.53	55,468	5.68	0.90	41.58

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2007	22,873	$11.22	$256,702	0.26%	0.90%	6.55%
2006	22,715	10.53	239,298	—	0.90	7.89
2005	14,463	9.76	141,088	—	0.90	2.52
2004	10,219	9.52	97,323	0.19	0.90	4.96
2003	6,939	9.07	62,940	0.00	0.90	24.59

EquiTrust Variable Insurance Series Fund:
Blue Chip:
2007	949,371	51.42	48,820,454	1.87	0.90	5.52
2006	968,618	48.73	47,198,925	1.91	0.90	16.38
2005	1,003,703	41.87	42,022,408	1.93	0.90	1.38
2004	1,018,092	41.30	42,045,659	1.48	0.90	5.12
2003	1,006,809	39.29	39,552,961	1.52	0.90	24.61
High Grade Bond:
2007	334,899	30.00	10,048,358	5.29	0.90	4.53
2006	332,846	28.70	9,552,972	5.07	0.90	3.84
2005	323,604	27.64	8,943,395	4.62	0.90	1.77
2004	310,858	27.16	8,444,176	4.33	0.90	3.35
2003	299,383	26.28	7,867,565	4.50	0.90	4.49
Managed:
2007	1,006,621	45.10	45,394,311	2.77	0.90	4.93
2006	1,045,031	42.98	44,915,975	2.30	0.90	11.00
2005	1,081,624	38.72	41,881,392	1.72	0.90	3.61
2004	1,097,581	37.37	41,021,249	2.02	0.90	7.60
2003	1,107,975	34.73	38,480,676	2.58	0.90	21.65
Money Market:
2007	102,942	16.95	1,744,463	4.58	0.90	3.80
2006	76,425	16.33	1,247,961	4.34	0.90	3.49
2005	75,410	15.78	1,189,699	2.49	0.90	1.61
2004	70,529	15.53	1,095,263	0.73	0.90	(0.13)
2003	75,041	15.55	1,167,187	0.52	0.90	(0.38)
Strategic Yield:
2007	342,795	37.02	12,689,281	6.26	0.90	2.63
2006	345,792	36.07	12,471,844	6.03	0.90	5.84
2005	347,694	34.08	11,848,054	5.70	0.90	2.37
2004	339,426	33.29	11,300,982	5.98	0.90	7.94
2003	337,605	30.84	10,410,545	7.06	0.90	10.98
Value Growth:
2007	1,302,246	31.39	40,872,097	1.73	0.90	4.32
2006	1,355,832	30.09	40,790,642	1.36	0.90	11.12
2005	1,400,326	27.08	37,926,593	1.13	0.90	5.45
2004	1,431,885	25.68	36,770,273	1.05	0.90	10.55
2003	1,442,852	23.23	33,518,314	1.41	0.90	29.49

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Fidelity Variable Insurance Products Funds:
Contrafund:
2007	1,003,202	$17.97	$18,032,014	1.00%	0.90%	16.54%
2006	924,561	15.42	14,259,232	1.32	0.90	10.70
2005	812,159	13.93	11,311,863	0.28	0.90	15.89
2004	751,144	12.02	9,026,498	0.32	0.90	14.48
2003	699,031	10.50	7,339,575	0.44	0.90	27.27
Growth:
2007	1,444,591	11.68	16,877,243	0.82	0.90	25.86
2006	1,492,277	9.28	13,854,617	0.38	0.90	5.82
2005	1,495,848	8.77	13,113,580	0.48	0.90	4.90
2004	1,467,321	8.36	12,267,420	0.25	0.90	2.45
2003	1,351,834	8.16	11,031,180	0.25	0.90	31.61
Fidelity Growth & Income:
2007	466,891	12.42	5,796,602	1.86	0.90	11.19
2006	490,440	11.17	5,479,451	0.87	0.90	12.15
2005	481,241	9.96	4,793,031	1.45	0.90	6.64
2004	463,302	9.34	4,325,447	0.84	0.90	4.94
2003	429,376	8.90	3,823,209	1.13	0.90	22.59
High Income:
2007	53,826	16.41	883,028	8.96	0.90	1.67
2006	45,381	16.14	732,596	8.88	0.90	10.02
2005	33,328	14.67	488,926	15.00	0.90	1.38
2004	21,166	14.47	306,216	5.56	0.90	8.39
2003	10,326	13.35	137,806	4.92	0.90	25.71
Index 500:
2007	1,098,646	11.38	12,502,295	3.59	0.90	4.50
2006	1,095,983	10.89	11,935,434	1.66	0.90	14.75
2005	1,085,483	9.49	10,305,528	1.70	0.90	3.83
2004	1,030,955	9.14	9,421,165	1.24	0.90	9.59
2003	953,617	8.34	7,949,017	1.38	0.90	27.33
Mid-Cap:
2007	175,140	23.72	4,154,045	0.49	0.90	14.31
2006	153,066	20.75	3,175,958	0.14	0.90	11.44
2005	99,251	18.62	1,848,379	—	0.90	16.96
2004	65,269	15.92	1,039,138	—	0.90	23.51
2003	40,096	12.89	516,661	0.21	0.90	37.13
Overseas:
2007	323,436	16.72	5,407,364	3.35	0.90	16.27
2006	322,014	14.38	4,630,115	0.81	0.90	17.01
2005	299,916	12.29	3,684,463	0.63	0.90	18.06
2004	290,923	10.41	3,029,010	1.10	0.90	12.66
2003	269,743	9.24	2,493,678	0.77	0.90	41.94

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2007	133,589	$17.61	$2,352,897	2.33%	0.90%	(21.59)%
2006	120,095	22.46	2,697,205	2.06	0.90	19.53
2005	70,940	18.79	1,332,972	1.37	0.90	12.45
2004	29,162	16.71	487,184	1.70	0.90	30.65
2003 (4)	6,270	12.79	80,182	0.17	0.90	27.90
Franklin Small Cap Value Securities:
2007	90,912	21.47	1,951,855	0.64	0.90	(3.24)
2006	63,113	22.19	1,400,626	0.61	0.90	15.94
2005	32,656	19.14	625,004	0.76	0.90	7.83
2004	20,913	17.75	371,276	0.18	0.90	22.67
2003	11,865	14.47	171,743	0.20	0.90	30.95
Franklin Small-Mid Cap Growth Securities:
2007	111,120	14.57	1,618,956	—	0.90	10.21
2006	71,208	13.22	941,023	—	0.90	7.74
2005	42,798	12.27	524,979	—	0.90	3.90
2004	30,137	11.81	355,942	—	0.90	10.48
2003	17,905	10.69	191,408	—	0.90	36.01
Franklin U.S. Government:
2007	180,774	12.40	2,242,028	4.42	0.90	5.62
2006	105,728	11.74	1,241,112	4.22	0.90	3.07
2005	64,852	11.39	738,437	4.23	0.90	1.52
2004	51,531	11.22	578,122	5.04	0.90	2.56
2003	47,673	10.94	521,533	5.49	0.90	1.30
Mutual Shares Securities:
2007	85,533	16.70	1,428,077	1.45	0.90	2.58
2006	61,781	16.28	1,005,851	1.34	0.90	17.29
2005	38,044	13.88	527,874	0.87	0.90	9.64
2004	23,699	12.66	300,100	0.75	0.90	11.64
2003	16,240	11.34	184,219	0.98	0.90	23.93
Templeton Growth Securities:
2007	82,601	17.76	1,467,054	1.34	0.90	1.43
2006	62,626	17.51	1,096,583	1.31	0.90	20.76
2005	43,646	14.50	632,988	1.06	0.90	7.89
2004	26,962	13.44	362,401	1.16	0.90	14.97
2003	10,966	11.69	128,176	1.57	0.90	30.91

J.P. Morgan Series Trust II:
Mid-Cap Value:
2007	87,903	20.81	1,828,850	0.86	0.90	1.56
2006	71,796	20.49	1,471,162	0.56	0.90	15.83
2005	55,366	17.69	979,629	0.17	0.90	8.20
2004	34,677	16.35	566,839	0.28	0.90	20.04
2003	23,844	13.62	324,833	0.32	0.90	28.49

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
J.P. Morgan Series Trust II (continued):
Small Company:
2007	75,031	$15.95	$1,196,656	0.01%	0.90%	(6.51)%
2006	57,765	17.06	985,504	—	0.90	13.96
2005	31,524	14.97	471,802	—	0.90	2.53
2004	18,501	14.60	270,140	—	0.90	26.08
2003	11,287	11.58	130,750	—	0.90	34.65

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index:
2007	87,135	16.94	1,475,837	1.16	0.90	17.48
2006	85,244	14.42	1,229,333	0.12	0.90	5.72
2005	75,778	13.64	1,033,680	0.51	0.90	0.37
2004	55,963	13.59	760,376	—	0.90	9.16
2003	35,404	12.45	440,893	—	0.90	47.34
Russell 2000 Small Cap Index:
2007	120,337	17.42	2,096,570	0.59	0.90	(3.11)
2006	106,979	17.98	1,923,004	0.57	0.90	16.60
2005	86,998	15.42	1,341,592	0.43	0.90	3.07
2004	59,480	14.96	889,727	0.15	0.90	16.69
2003	30,758	12.82	394,390	0.53	0.90	44.86
S&P MidCap 400 Index:
2007	132,626	18.56	2,461,373	0.85	0.90	6.42
2006	123,900	17.44	2,160,631	0.74	0.90	8.73
2005	94,142	16.04	1,509,597	0.45	0.90	11.00
2004	63,974	14.45	924,584	0.21	0.90	14.68
2003	38,026	12.60	478,989	0.48	0.90	33.62

T. Rowe Price Equity Series, Inc.:
Equity Income:
2007	317,037	15.71	4,980,541	1.81	0.90	2.35
2006	213,463	15.35	3,276,787	1.69	0.90	17.90
2005	125,896	13.02	1,638,902	1.69	0.90	3.01
2004	74,904	12.64	946,719	1.68	0.90	13.87
2003	51,981	11.10	576,819	1.78	0.90	24.44
Mid-Cap Growth:
2007	480,059	21.55	10,345,209	0.22	0.90	16.49
2006	507,003	18.50	9,380,691	—	0.90	5.65
2005	514,605	17.51	9,008,397	—	0.90	13.78
2004	513,606	15.39	7,906,032	—	0.90	17.30
2003	488,505	13.12	6,411,011	—	0.90	37.10

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
T. Rowe Price Equity Series, Inc. (continued):
New America Growth:
2007	407,378	$10.77	$4,386,181	—%	0.90%	12.77%
2006	413,615	9.55	3,949,258	0.05	0.90	6.35
2005	409,757	8.98	3,677,742	—	0.90	3.58
2004	398,088	8.67	3,450,672	0.06	0.90	9.89
2003	361,395	7.89	2,850,488	—	0.90	33.96
Personal Strategy Balanced:
2007	534,817	16.39	8,764,347	2.21	0.90	6.64
2006	522,373	15.37	8,026,653	2.11	0.90	10.89
2005	494,538	13.86	6,854,330	1.80	0.90	5.48
2004	454,079	13.14	5,966,397	2.07	0.90	11.83
2003	420,019	11.75	4,936,492	2.26	0.90	23.68

T. Rowe Price International Series, Inc.:
International Stock:
2007	192,541	14.22	2,737,225	1.46	0.90	12.06
2006	188,593	12.69	2,393,221	1.24	0.90	18.05
2005	177,409	10.75	1,907,116	1.70	0.90	14.97
2004	168,544	9.35	1,575,395	1.18	0.90	12.79
2003	157,064	8.29	1,301,967	1.37	0.90	29.33

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)	Subaccount commenced operations on May 1, 2003.

(5)	Subaccount commenced operations on May 1, 2006.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Unit Values (continued)

(6)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.

7. Subsequent Events

Effective June 1, 2008, the Farm Bureau Life Variable Account will offer a new variable product. The new product will have a variety of new investment options and expenses. Contract holders within the existing Farm Bureau Life Variable Account will be allowed to continue purchases/redemptions within the current product; however it will be closed to new investments. All new investments will be directed to the new variable product.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its methods of accounting for the treatment of modifications or exchanges of insurance contracts, income tax contingencies and cash flow hedges on certain fixed annuity contracts.

Des Moines, Iowa

April 23, 2008

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2007	2006
Assets
Investments:
Fixed maturities—available for sale, at market (amortized cost: 2007—$3,936,923; 2006—$3,839,987)	$3,912,709	$3,885,025
Equity securities—available for sale, at market (cost: 2007—$21,110; 2006—$34,366)	21,959	48,682
Mortgage loans on real estate	516,101	528,917
Derivative instruments	223	5,526
Investment real estate, less allowances for depreciation of $0 in 2007 and $2,452 in 2006	2,559	8,711
Policy loans	160,282	159,370
Other long-term investments	1,300	1,300
Short-term investments	28,660	14,810

Total investments	4,643,793	4,652,341

Cash and cash equivalents	474	6,520
Securities and indebtedness of related parties	42,748	41,629
Accrued investment income	47,532	47,299
Reinsurance recoverable	93,372	93,588
Deferred policy acquisition costs	434,555	396,900
Deferred sales inducements	6,145	4,579
Value of insurance in force acquired	41,215	42,841
Property and equipment, less allowances for depreciation of $13,965 in 2007 and $14,016 in 2006	9,642	9,581
Current income taxes recoverable	2,576	—
Goodwill	9,939	9,939
Collateral held for securities lending and other transactions	91,704	2,009
Other assets	16,091	26,015
Assets held in separate accounts	760,864	666,739

Total assets	$6,200,650	$5,999,980

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2007	2006
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$2,640,694	$2,649,279
Traditional life insurance and accident and health products	1,232,776	1,191,923
Unearned revenue reserve	26,200	26,445
Other policy claims and benefits	20,015	20,017

	3,919,685	3,887,664
Other policyholders’ funds:
Supplementary contracts without life contingencies	383,384	389,846
Advance premiums and other deposits	148,780	150,285
Accrued dividends	10,733	11,252

	542,897	551,383

Amounts payable to affiliates	3,545	6,924
Current income taxes	—	2,548
Deferred income taxes	74,061	93,043
Collateral payable for securities lending and other transactions	93,039	33
Other liabilities	54,482	56,393
Liabilities related to separate accounts	760,864	666,739

Total liabilities	5,448,573	5,264,727

Minority interest in subsidiaries	38	35

Stockholder’s equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share—authorized 6,000 shares	—	—
Common stock, par value $50.00 per share—authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,238	171,165
Accumulated other comprehensive income (loss)	(11,784)	31,146
Retained earnings	590,085	530,407

Total stockholder’s equity	752,039	735,218

Total liabilities and stockholder’s equity	$6,200,650	$5,999,980

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Revenues:
Interest sensitive and index product charges	$81,512	$76,632	$72,632
Traditional life insurance premiums	140,917	134,230	130,101
Net investment income	292,669	291,642	292,855
Derivative loss	(1,973)	(94)	(94)
Realized gains on investments	8,253	13,851	3,044
Other income	2,808	1,951	1,351

Total revenues	524,186	518,212	499,889
Benefits and expenses:
Interest sensitive and index product benefits	166,431	168,763	161,899
Traditional life insurance benefits	86,126	85,776	81,182
Increase in traditional life future policy benefits	39,225	34,597	36,934
Distributions to participating policyholders	20,517	21,414	21,658
Underwriting, acquisition and insurance expenses	110,575	103,290	103,446
Interest expense	82	1	3
Other expenses	539	438	344

Total benefits and expenses	423,495	414,279	405,466

	100,691	103,933	94,423
Income taxes	(32,551)	(33,756)	(30,806)
Minority interest in losses (earnings) of subsidiaries	3	1	(33)
Equity income, net of related income taxes	1,535	1,135	1,218

Net income	$69,678	$71,313	$64,802

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2005	$2,500	$171,222	$117,285	$528,392	$819,399
Comprehensive income:
Net income for 2005	—	—	—	64,802	64,802
Change in net unrealized investment gains/losses	—	—	(43,138)	—	(43,138)

Total comprehensive income					21,664
Dividend paid to parent	—	—	—	(39,200)	(39,200)

Balance at December 31, 2005	2,500	171,222	74,147	553,994	801,863
Record underfunded status of other postretirement benefit plans	—	—	(209)	—	(209)
Comprehensive income:
Net income for 2006	—	—	—	71,313	71,313
Change in net unrealized investment gains/losses	—	—	(42,792)	—	(42,792)

Total comprehensive income					28,521
Adjustment resulting from capital transactions of equity investee	—	(57)	—	—	(57)
Dividend paid to parent	—	—	—	(94,900)	(94,900)

Balance at December 31, 2006	2,500	171,165	31,146	530,407	735,218
Comprehensive income:
Net income for 2007	—	—	—	69,678	69,678
Change in net unrealized investment gains/losses	—	—	(42,910)	—	(42,910)
Change in underfunded status of other postretirement benefit plans	—	—	(20)	—	(20)

Total comprehensive income					26,748
Adjustment resulting from capital transactions of equity investee	—	73	—	—	73
Dividends paid to parent	—	—	—	(10,000)	(10,000)

Balance at December 31, 2007	$2,500	$171,238	$(11,784)	$590,085	$752,039

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Operating activities
Net income	$69,678	$71,313	$64,802
Adjustments to reconcile net income to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited/index credits to account balances, excluding deferred sales inducements	134,495	133,774	130,857
Change in fair value of embedded derivatives	(165)	260	(12)
Charges for mortality and administration	(73,422)	(69,808)	(67,269)
Deferral of unearned revenues	1,175	948	897
Amortization of unearned revenue reserve	(2,271)	(1,633)	(1,241)
Provision for depreciation and amortization of property and equipment	771	970	1,215
Provision for accretion and amortization of investments	(6,680)	(4,146)	1,153
Realized gains on investments	(8,253)	(13,851)	(3,044)
Change in fair value of derivatives	79	94	94
Increase in traditional life and accident and health benefit accruals	40,853	39,512	39,606
Policy acquisition costs deferred	(54,046)	(52,006)	(52,019)
Amortization of deferred policy acquisition costs	34,188	24,721	23,896
Amortization of deferred sales inducements	310	93	131
Amortization of value of insurance in force	5,069	3,458	2,861
Change in accrued investment income	(233)	33	(3,092)
Change in amounts payable to affiliates	(3,379)	2,044	2,259
Change in reinsurance recoverable	216	(11,967)	(5,249)
Change in current income taxes	(5,124)	(56)	879
Provision for deferred income taxes	4,094	5,972	9,843
Other	13,871	(18,627)	(3,761)

Net cash provided by operating activities	151,224	111,098	142,806

Investing activities
Sale, maturity or repayment of investments:
Fixed maturities—available for sale	387,213	297,440	523,302
Equity securities—available for sale	19,980	32,725	1,759
Mortgage loans on real estate	37,032	53,645	49,097
Derivative instruments	465	76	—
Investment real estate	9,741	554	—
Policy loans	34,963	25,458	32,643
Short-term investments—net	—	37,855	—

	489,394	447,753	606,801

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Investing activities (continued)
Acquisition of investments:
Fixed maturities—available for sale	$(480,068)	$(372,402)	$(616,439)
Equity securities—available for sale	(143)	(256)	(428)
Mortgage loans on real estate	(24,220)	(45,443)	(65,471)
Derivative instruments	(5,866)	(4,188)	(77)
Investment real estate	(536)	—	(39)
Policy loans	(35,875)	(28,791)	(33,301)
Short-term investments—net	(13,850)	—	(46,010)

	(560,558)	(451,080)	(761,765)
Proceeds from disposal, repayments of advances and other distributions of capital from equity investees	2,127	15,131	2,206
Investments in and advances to equity investees	(1,850)	(4,750)	(3,000)
Purchases of property and equipment	(2,140)	(880)	(1,235)
Disposal of property and equipment	1,350	267	17

Net cash provided by (used in) investing activities	(71,677)	6,441	(156,976)

Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	419,655	372,927	431,410
Return of policyholder account balances on interest sensitive and index products	(495,254)	(424,846)	(398,605)
Receipts (distributions) related to minority interests—net	6	1	(1)
Dividends paid to parent	(10,000)	(61,324)	(19,864)

Net cash provided by (used in) financing activities	(85,593)	(113,242)	12,940

Increase (decrease) in cash and cash equivalents	(6,046)	4,297	(1,230)
Cash and cash equivalents at beginning of year	6,520	2,223	3,453

Cash and cash equivalents at end of year	$474	$6,520	$2,223

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$34,408	$28,451	$20,083
Non-cash operating activity—deferral of sales inducements	1,771	1,539	1,681
Non-cash financing activity—dividend of fixed maturities to parent	—	33,576	19,336

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Accounting Changes

Effective April 1, 2007, we adopted Statement of Financial Accounting Standards (Statement) 133 Implementation Issue No. G26, “Cash Flow Hedges: Hedging Interest Cash Flows on Variable-Rate Assets and Liabilities That Are Not Based on a Benchmark Interest Rate,” (DIG G26) which clarifies the accounting for a cash flow hedge of a variable-rate asset or liability, specifically addressing when an entity is permitted to hedge benchmark interest rate risk. DIG G26 indicates that the risk being hedged in a cash flow hedge of a variable-rate financial asset or liability cannot be designated as interest rate risk unless the cash flows of the hedged transaction are explicitly based on that same benchmark interest rate. In addition, DIG G26 clarifies that the only permitted benchmarks are the risk-free rate and rates based on the LIBOR swap curve. Hedging relationships that no longer qualify for cash flow hedge accounting based on this guidance must be undesignated prospectively. Changes in fair value of derivatives not subsequently re-designated to a new qualifying hedging relationship are recorded in earnings. Gains or losses previously included in accumulated other comprehensive income (loss) remain in accumulated other comprehensive income (loss) and are amortized to net income over the remaining term of the swaps as the hedged anticipated cash flows occur. If it becomes probable that the anticipated cash flows will not occur, the deferred gains or losses will be reclassified into earnings immediately. As a result of adopting DIG G26, we undesignated the hedging relationship for the interest rate swaps related to our flexible premium deferred annuity contracts as they are not explicitly based on one of the two permitted benchmarks. Net unrealized gains on these swaps included in accumulated other comprehensive income (loss) totaled $2.8 million at March 31, 2007 and are being amortized into income over the life of the individual swaps. The adoption of DIG G26 decreased net income $2.2 million during 2007.

Effective January 1, 2007, we adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.” Interpretation No. 48 creates a single model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Under the Interpretation, a tax position can be recognized in the financial statements if it is more likely than not that the position will be sustained upon examination by taxing authorities who have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Interpretation No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The impact of adopting Interpretation No. 48 was not material to our consolidated financial statements; therefore the cumulative effect of change in this accounting principle, totaling $0.1 million, is reflected as an increase to income tax expense in our 2007 consolidated income statement. Net income for the full year 2007 was $0.1 million lower as a result of adopting this Interpretation. We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Effective January 1, 2007, we adopted Statement of Position (SOP) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The SOP provides guidance on the accounting for internal replacements of one insurance contract for another insurance contract. Under the SOP, an internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. As an extinguishment, the unamortized deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve from the replaced contract are written off at the time of the extinguishment. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract is accounted for as a continuation of the replaced contract. The impact of adopting SOP 05-1 was not material to our consolidated financial statements for 2007 (estimated to be a $0.1 million decrease to net income) as our previous accounting policy for internal replacements substantially conformed to current interpretations of the guidance in the SOP.

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This Statement requires the recognition of an asset or liability in the consolidated balance sheet based on the funded status of a defined benefit postretirement plan and changes in the funded status of the plan are recorded as a component of comprehensive income in the year in which the changes occur. These requirements were effective for fiscal years ending after December 15, 2006. The impact of adopting Statement No. 158 at December 31, 2006 was minimal on our consolidated financial statements as we participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit and other postretirement plans, which are exempt from this Statement. However, we did adopt Statement No. 158 for two small single employer health and medical postretirement plans. The impact of this adoption in 2006 was to increase other liabilities $0.3 million for the underfunded status of these plans, reduce accumulated other comprehensive income (loss) $0.2 million and record a deferred tax asset of $0.1 million. This adoption had no impact on our consolidated statements of income. Statement No. 158 also requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year, beginning with fiscal years ending after December 15, 2008. We plan to adopt the measurement date portion of this Statement in 2008, using the single measurement date method, which will result in a decrease to the beginning balance of retained earnings totaling $0.5 million.

In December 2007, the FASB issued Statement No. 160, “Accounting and Reporting of Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51.” This Statement establishes accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary, which requires that the minority interest be reported in equity and the related net income and comprehensive income be included in the respective lines of the consolidated financial statements. This Statement is effective for the first annual reporting period beginning on or after December 15, 2008 and early adoption is prohibited. The impact of this adoption on our consolidated financial statements is expected to be immaterial and will primarily result in a reclassification of minority interest as noted above.

In December 2007, the FASB issued Statement No. 141(R), “Business Combinations,” which changes the accounting and reporting of business combination transactions effective for the first annual reporting period beginning on or after December 15, 2008. Statement 141(R) has no immediate impact on our consolidated financial statements, though it will impact our accounting of future acquisitions or consolidations.

In April 2007, the FASB issued Staff Position FIN 39-1 (FSP FIN 39-1), which amends certain aspects of FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts—an interpretation of APB Opinion No. 10 and FASB Statement No. 105.” This FSP allows a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement. The guidance in this FSP is effective for fiscal years beginning after November 15, 2007, with early application permitted. At December 31, 2007, we had master netting agreements with counterparties covering cash collateral receivable totaling $7.5 million. This amount is included in the collateral held for securities lending and other transactions line on our consolidated balance sheet at December 31, 2007, but will be netted against the fair value of the swaps included in other liabilities upon adoption of FSP FIN 39-1 in 2008. This FSP will have no impact on our consolidated statements of income.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits certain financial assets and liabilities to be measured at fair value, with changes in fair value reported in earnings. This election is allowed on an instrument-by-instrument basis and requires additional reporting disclosures. This Statement is effective for fiscal years beginning after November 15, 2007. Early adoption is allowed provided the provisions of Statement No. 157 are also adopted. We did not elect the fair value option for any financial instruments.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. This Statement is effective for fiscal years beginning after November 15, 2007. We are currently evaluating the requirements of this Statement and have not yet determined the impact of adoption on our consolidated financial statements.

Investments

Fixed Maturities and Equity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at market value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder’s equity as a component of accumulated other comprehensive income (loss). Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative loss in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks are designated as “available for sale” and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder’s equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income (loss).

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Derivative Instruments

Derivative instruments include interest rate swaps used to reduce our exposure to increases in market interest rates and call options used to fund index credits on index annuities. In addition, we have embedded derivatives associated with our index annuity business. All derivatives are recognized as either assets or liabilities in the consolidated balance sheets and measured at fair value.

Interest rate swaps are carried on the consolidated balance sheets as either a derivative instrument or other liability. Prior to April 1, 2007, our interest rate swaps were accounted for as cash flow hedges. The effective portion of any unrealized gain or loss prior to that date is recorded in accumulated other comprehensive income (loss), and the net periodic interest settlement between the interest paid and the interest received is recorded as a component of interest sensitive and index product benefits.

For derivatives not designated as a hedging instrument, the change in fair value is recognized in earnings in the period of change. See “Accounting Changes” above and Note 3, “Derivative Instruments,” for more information regarding our derivative instruments and embedded derivatives.

Investment Real Estate

Investment real estate is reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property’s expected undiscounted cashflows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include an investment deposit which is reported at amortized cost.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence. These corporations and partnerships operate predominately in the insurance, broker/dealer, investment company and real estate industries. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Collateral Held/Payable for Securities Lending and Other Transactions

We participate in a securities lending program whereby certain fixed maturity securities from our investment portfolio are loaned to other institutions for a short period of time. We require initial collateral equal to or greater than 102 percent of the market value of the loaned securities and at least 100 percent collateral be maintained through the period the securities are on loan. The collateral is invested by the lending agent, in accordance with our guidelines, generating fee income that is recognized as net investment income over the period the securities are on loan. The collateral is accounted for as a secured borrowing and is recorded as an asset on the consolidated balance sheets, with a corresponding liability reflecting our obligation to return this collateral upon the return of the loaned securities. Securities recorded on our consolidated balance sheet with a market value of $81.4 million were on loan under the program and we were liable for cash collateral under our control totaling $84.2 million at December 31, 2007.

We also obtain or are required to provide collateral relating to certain derivative transactions. We invest cash collateral received and record a liability for amounts owed to counterparties for these transactions. See Note 2, “Investment Operations,” for more information regarding our collateral.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities and equity securities, the fair value becomes the new cost basis for the security and the cost basis is not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. Net investment income for 2007 includes accretion totaling $0.5 million on two previously impaired securities that mature in 2008. No such amortization was recorded in 2006 or 2005.

Market Values

Independent pricing sources are used to obtain market values for nearly all of our fixed maturity securities. The pricing service providers utilize valuation models that vary by asset class and incorporate available trade, bid and other market information. Many fixed income securities in the portfolio do not trade on a daily basis, so available information such as benchmark curves, benchmarking of like securities, reported trades, broker/dealer quotes, issuer spreads, bids, offers, and matrix pricing are utilized in the valuation process. For each type of security, information is gathered from market sources that integrate relevant credit information, perceived market movements and sector news into the pricing process. In addition, models are utilized to develop prepayment and interest rate scenarios. All prices obtained from pricing sources are reviewed by our internal investment trading group for reasonableness based on the underlying characteristics of the security, including relative yield, credit rating market activity and valuations of similar securities. Price discrepancies between providers and any prices

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that look unusual are investigated by our internal investment professionals for final price determination. In addition, certain fixed maturity securities with a market value totaling $57.5 million at December 31, 2007 and $181.9 at December 31, 2006 are valued by us using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields. Regardless of the pricing source, we take full responsibility for the reasonableness of all market value estimates.

Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks, equity securities, call options and interest rate swaps are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the market values of comparable issues.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments as an investing activity in the consolidated statements of cash flows.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Value of Insurance In Force Acquired

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.96% in 2007, 4.95% in 2006 and 4.88% in 2005.

For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

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Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $6.5 million at December 31, 2007 and $8.1 million at December 31, 2006, and estimated useful lives that generally range from two to twenty years. Capitalized software costs had a carrying value of $3.1 million at December 31, 2007 and $1.5 million at December 31, 2006, and estimated useful lives that range from two to five years. Depreciation expense for furniture and equipment was $0.3 million in 2007, $0.5 million in 2006 and $0.4 million in 2005. Amortization expense for capitalized software was $0.5 million in 2007 and 2006 and $0.8 million in 2005.

Goodwill

Goodwill represents the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We have performed impairment testing using cash flow analyses and determined none of our goodwill was impaired as of December 31, 2007 or December 31, 2006.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 3.00% to 5.35% in 2007, 2.80% to 5.50% in 2006 and 2.40% to 5.35% in 2005. These ranges exclude certain contracts with an account value totaling $2.5 million with guarantees ranging up to 9.70%.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.32% in 2007, 6.33% in 2006 and 6.28% in 2005. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 42% of direct receipts from policyholders during 2007 (2006—43% and 2005—44%), and represented 14% of life insurance in force at December 31, 2007 and 2006. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

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The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Guaranty Fund Assessments

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.1 million at December 31, 2007 and December 31, 2006 to cover estimated future assessments on known insolvencies. We had assets totaling $0.3 million at December 31, 2007 and $0.2 million December 31, 2006 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2007, 2006 and 2005. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2008 and substantially all the related future premium tax offsets will be realized during the five-year period ending December 31, 2012. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances

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during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expenses over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Components of our underwriting, acquisition and insurance expenses are as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$12,467	$12,036	$12,305
Amortization of deferred policy acquisition costs	34,188	24,721	23,896
Amortization of value of insurance in force acquired	5,069	3,458	2,861
Other underwriting, acquisition and insurance expenses, net of deferrals	58,851	63,075	64,384

Total	$110,575	$103,290	$103,446

Underwriting, acquisition and insurance expenses include a pre-tax charge of $4.9 million for the year ended December 31, 2006 relating to the settlement of a lawsuit with a husband and wife who had applied for life insurance policies. The settlement ended litigation regarding the process we followed in denying insurance coverage for medical reasons. The settlement was entered into after adverse judicial rulings were made against us in June 2006. Prior to the issuance of the adverse judicial rulings, a material loss, net of insurance recoveries, was not deemed to be reasonably possible.

Insurance claims have been filed under our professional liability and general liability insurance policies for reimbursement of the settlement amount, but coverage has been denied, and we have made a claim against an insurance broker for breach of contractual duties. We have filed lawsuits against the insurer and the insurance broker to recover those damages. While we have received an adverse ruling in the case against the insurer at the district court level, the adverse ruling has been appealed and we continue to believe both claims are valid. Recoveries from third parties are required to be accounted for as gain contingencies and not recorded in our financial statements until the lawsuits are resolved. Accordingly, our financial statements for 2006 include the $4.9 million settlement expense, but any recoveries will be recorded in net income in the period the recovery is received.

In July 2005, we announced the closing of our life insurance processing unit in Manhattan, Kansas. As a result of the closure and some additional unrelated terminations, we incurred a pre-tax charge of $2.3 million during 2005, relating primarily to severance and early retirement benefits. These expenses are recorded in the underwriting, acquisition and insurance expense line of the consolidated statements of income.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities and interest rate swaps are included in accumulated other comprehensive income (loss) in stockholder’s equity. Other comprehensive income (loss) excludes net investment gains included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $3.6 million in 2007, $9.1 million in 2006 and $2.0 million in 2005. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($2.0) million in 2007, ($4.7) million in 2006 and ($1.3) million in 2005. Beginning in 2006, other comprehensive income (loss) also includes the initial recognition and subsequent changes in the underfunded status of our single employer health and medical postretirement benefit plans totaling $0.2 million in 2007 and 2006.

Reclassifications

Certain amounts in the 2006 and 2005 consolidated financial statements have been reclassified to conform to the 2007 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2. Investment Operations

Fixed Maturities and Equity Securities

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	(Dollars in thousands)
December 31, 2007
Bonds:
Corporate securities	$1,810,133	$56,412	$(58,911)	$1,807,634
Mortgage and asset-backed securities	1,198,401	8,923	(41,081)	1,166,243
United States Government and agencies	314,441	6,617	(191)	320,867
State, municipal and other governments	336,327	5,918	(4,799)	337,446
Public utilities	248,403	6,560	(4,342)	250,621
Redeemable preferred stocks	29,218	1,369	(689)	29,898

Total fixed maturities	$3,936,923	$85,799	$(110,013)	$3,912,709

Equity securities	$21,110	$916	$(67)	$21,959

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	(Dollars in thousands)
December 31, 2006
Bonds:
Corporate securities	$1,782,118	$67,605	$(22,816)	$1,826,907
Mortgage and asset-backed securities	1,171,404	7,542	(13,223)	1,165,723
United States Government and agencies	364,410	3,239	(4,843)	362,806
State, municipal and other governments	266,688	4,855	(4,154)	267,389
Public utilities	183,676	4,603	(3,156)	185,123
Redeemable preferred stocks	71,691	5,518	(132)	77,077

Total fixed maturities	$3,839,987	$93,362	$(48,324)	$3,885,025

Equity securities	$34,366	$14,492	$(176)	$48,682

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of available-for-sale fixed maturity securities at December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value
	(Dollars in thousands)
Due in one year or less	$46,623	$47,013
Due after one year through five years	383,957	392,596
Due after five years through ten years	946,282	937,834
Due after ten years	1,332,442	1,339,126

	2,709,304	2,716,568
Mortgage and asset-backed securities	1,198,401	1,166,243
Redeemable preferred stocks	29,218	29,898

	$3,936,923	$3,912,709

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net unrealized investment gains (losses) on fixed maturity and equity securities classified as available for sale and interest rate swaps, recorded directly to stockholder’s equity were comprised of the following:

	December 31,
	2007	2006
	(Dollars in thousands)
Unrealized appreciation (depreciation) on:
Fixed maturities—available for sale	$(24,214)	$45,038
Equity securities—available for sale	849	14,316
Interest rate swaps	567	4,358

	(22,798)	63,712
Adjustments for assumed changes in amortization pattern of:
Deferred policy acquisition costs	4,488	(13,309)
Deferred sales inducements	(30)	(135)
Value of insurance in force acquired	624	(2,819)
Unearned revenue reserve	(113)	738
Provision for deferred income taxes	6,240	(16,866)

	(11,589)	31,321
Proportionate share of net unrealized investment gains of equity investees	34	34

Net unrealized investment gains (losses)	$(11,555)	$31,355

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($43.6) million in 2007, ($19.9) million in 2006 and ($34.2) million in 2005.

The following tables set forth the estimated market value and unrealized losses of fixed maturity securities in an unrealized loss position that are not deemed to be other-than-temporarily impaired. These are listed by investment category and the length of time the securities have been in an unrealized loss position:

December 31, 2007

	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$371,353	$(21,338)	$460,419	$(37,573)	$831,772	$(58,911)
Mortgage and asset-backed securities	187,613	(12,829)	524,107	(28,252)	711,720	(41,081)
United States Government and agencies	—	—	20,362	(191)	20,362	(191)
State, municipal and other governments	53,105	(1,516)	105,856	(3,283)	158,961	(4,799)
Public utilities	45,196	(1,350)	56,945	(2,992)	102,141	(4,342)
Redeemable preferred stocks	2,325	(675)	4,986	(14)	7,311	(689)

Total fixed maturities	$659,592	$(37,708)	$1,172,675	$(72,305)	$1,832,267	$(110,013)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2006

	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$210,375	$(3,343)	$530,612	$(19,473)	$740,987	$(22,816)
Mortgage and asset-backed securities	214,867	(1,461)	466,249	(11,762)	681,116	(13,223)
United States Government and agencies	56,978	(138)	235,533	(4,705)	292,511	(4,843)
State, municipal and other governments	106,170	(1,999)	43,417	(2,155)	149,587	(4,154)
Public utilities	23,992	(241)	64,341	(2,915)	88,333	(3,156)
Redeemable preferred stocks	4,963	(37)	3,254	(95)	8,217	(132)

Total fixed maturities	$617,345	$(7,219)	$1,343,406	$(41,105)	$1,960,751	$(48,324)

Included in the above table are 441 securities from 307 issuers at December 31, 2007 and 412 securities from 287 issuers at December 31, 2006. These increases are primarily due to an increase in spreads between the risk-free and corporate and other bond yields. The following summarizes the details describing the more significant unrealized losses by investment category as of December 31, 2007.

Corporate securities: The unrealized losses on corporate securities, which include redeemable preferred stocks, totaled $59.6 million, or 54.2% of our total unrealized losses. The largest losses were in the financial services sector ($463.3 million carrying value and $40.4 million unrealized loss) and in the manufacturing sector ($185.6 million carrying value and $10.3 million unrealized loss). The largest unrealized losses in the financial services sector were in the depository institutions sector ($141.7 million carrying value and $14.3 million unrealized loss) and the holding and other investment offices sector ($206.0 million carrying value and $12.3 million unrealized loss). The unrealized losses in the depository institutions sector are primarily due to a decrease in market liquidity and concerns regarding the underlying credit quality of subprime and other assets these institutions hold. The majority of securities in the holding and other investment offices sector are real estate investment trust bonds. The unrealized losses in this sector are primarily due to an increase in credit spreads due to the sector’s exposure to commercial real estate and market concerns about the ability to access the capital markets. The largest unrealized losses in the manufacturing sector were in the paper and allied products sector ($37.8 million carrying value and $3.2 million unrealized loss) and the printing and publishing sector ($16.1 million carrying value and $1.8 million unrealized loss). The unrealized losses in the paper and allied products sector and the printing and publishing sector are due to spread widening that is the result of weaker operating results. The unrealized losses in the remaining corporate sectors are also primarily attributable to spread widening due to a decrease in market liquidity, an increase in market volatility and concerns about the general health of the economy. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Mortgage and asset-backed securities: The unrealized losses on mortgage and asset-backed securities totaled $41.1 million, or 37.3% of our total unrealized losses, and were caused primarily by concerns regarding mortgage defaults on subprime and other risky mortgages. There were also concerns regarding potential downgrades or defaults of bond insurers providing credit protection for underlying issuers. These concerns resulted in spread widening in the sector as liquidity decreased in the market. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

mortgages and other assets backing the securities. At December 31, 2007, our investment in subprime mortgages totaled $15.7 million, or 0.4% of our total fixed income portfolio. We also held investments with exposure to the Alt-A home equity loan sector ($301.6 million carrying value and $22.2 million unrealized loss). All securities with subprime or Alt-A exposure, except for one, are AAA rated. In addition, at December 31, 2007, $79.8 million of our mortgage and asset-backed securities were wrapped with credit enhancing insurance. We believe these securities were underwritten at investment grade excluding any credit enhancing protection. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

United States Government and agencies: The unrealized losses on U.S. Governments and agencies totaled $0.2 million, or 0.2% of our total unrealized losses, and were caused by spread widening. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

State, municipal and other governments: The unrealized losses on state, municipal and other governments totaled $4.8 million, or 4.4% of our total unrealized losses, and were primarily caused by general spread widening. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in market value is attributable to increased spreads and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Public utilities: The unrealized losses on public utilities totaled $4.3 million, or 3.9% of our total unrealized losses, and were caused primarily by spread widening. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Regarding our entire portfolio, we monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;

•	business prospects;

•	status of the industry in which the company operates;

•	analyst ratings on the issuer and sector;

•	quality of management;

•	size of the unrealized loss;

•	length of time the security has been in an unrealized loss position; and

•	our intent and ability to hold the security.

We held one collateralized debt obligation partially backed by subprime mortgages with an amortized cost of $6.0 million at December 31, 2007 and 2006 and an estimated fair value of $0.9 million at December 31, 2007

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

and $5.9 million at December 31, 2006. We believe the decline in market value on this security is attributable to spread widening from market liquidity and credit quality concerns. At December 31, 2007, the security was rated investment grade by two major rating agencies, appeared adequately collateralized and we expected all principal and interest payments would continue. Based on these circumstances, we had the intent and ability to hold this investment until a recovery of fair value, and therefore we did not consider it to be other-than-temporarily impaired at December 31, 2007. After December 31, 2007, the ratings and outlook from three rating agencies declined, the collateralization test failed and the fair value further declined to $0.5 million. Due to these events, we considered this security other-than-temporarily impaired at March 31, 2008, and wrote it down to fair value by recording a realized loss totaling $5.5 million. See Note 13 for details on impairments recorded in the first quarter of 2008.

We also have $0.1 million of gross unrealized losses on equity securities with an estimated market value of $0.7 million at December 31, 2007 and $0.2 million of gross unrealized losses on equity securities with an estimated market value of $0.7 million at December 31, 2006. These equity securities have been in an unrealized loss position for more than one year.

Mortgage Loans on Real Estate

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

We establish an allowance, consisting of specific reserves, for possible losses against our mortgage loan portfolio. There were no impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) requiring a valuation allowance at December 31, 2007, 2006 and 2005. An analysis of the allowance provided in 2005 is as follows:

Year ended December 31, 2005
(Dollars in thousands)
Balance at beginning of year	$3,500
Realized losses	479
Sales	(3,979)

Balance at end of year	$—

Investment Real Estate

We establish an allowance, consisting of specific reserves, for possible losses against our investment real estate. There were no real estate investments requiring a valuation allowance at December 31, 2007. An analysis of the allowance provided in 2006 and 2005 is as follows:

	Year ended December 31,
	2006	2005
	(Dollars in thousands)
Balance at beginning of year	$700	$618
Realized losses	51	82
Sales	(751)	—

Balance at end of year	$—	$700

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net Investment Income

Components of net investment income are as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Fixed maturities—available for sale	$247,522	$245,593	$244,052
Equity securities—available for sale	511	522	524
Mortgage loans on real estate	33,828	35,623	36,334
Investment real estate	461	435	1,212
Policy loans	9,577	9,137	9,314
Short-term investments, cash and cash equivalents	1,401	1,100	743
Prepayment fee income and other	5,364	5,436	7,094

	298,664	297,846	299,273
Less investment expenses	(5,995)	(6,204)	(6,418)

Net investment income	$292,669	$291,642	$292,855

Realized and Unrealized Gains and Losses

Realized gains (losses), recorded as a component of income, and the change in unrealized appreciation/depreciation on investments and interest rate swaps, recorded as a component of the change in accumulated other comprehensive income (loss), are summarized below:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Realized—income
Fixed maturities—available for sale	$(186)	$(1,558)	$2,850
Equity securities—available for sale	5,794	13,492	433
Mortgage loans on real estate	—	—	(479)
Investment real estate	2,645	(19)	240
Securities and indebtedness of related parties	—	1,936	—

Realized gains on investments	$8,253	$13,851	$3,044

Unrealized—accumulated other comprehensive income (loss)
Fixed maturities—available for sale	$(69,252)	$(47,801)	$(92,766)
Equity securities—available for sale	(13,467)	(13,416)	12,053
Interest rate swaps	(3,791)	(1,166)	2,282

Change in unrealized appreciation/depreciation of investments	$(86,510)	$(62,383)	$(78,431)

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds
	(Dollars in thousands)
Year ended December 31, 2007
Scheduled principal repayments and calls—available for sale	$344,531	$—	$—	$344,531
Sales—available for sale	41,476	1,315	(109)	42,682

Total	$386,007	$1,315	$(109)	$387,213

Year ended December 31, 2006
Scheduled principal repayments and calls—available for sale	$262,962	$—	$—	$262,962
Sales—available for sale	33,705	891	(118)	34,478

Total	$296,667	$891	$(118)	$297,440

Year ended December 31, 2005
Scheduled principal repayments and calls—available for sale	$427,415	$—	$—	$427,415
Sales—available for sale	134,020	6,194	(1,588)	138,626

Total	$561,435	$6,194	$(1,588)	$566,041

In December 2005, we exchanged certain bonds with EquiTrust Life Insurance Company (EquiTrust Life). We received bonds from EquiTrust Life with a fair value of $44.1 million in exchange for bonds with a fair value of $42.7 million, accrued interest of $0.9 million and $0.5 million in cash. We realized a gain of $0.3 million on the transaction.

Realized losses on fixed maturities totaling $1.4 million in 2007, $2.3 million in 2006 and $2.1 million in 2005 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities.

Income taxes include a provision of $2.9 million in 2007, $4.8 million in 2006 and $1.1 million in 2005 for the tax effect of realized gains and losses.

Variable Interest Entities

We have investments in variable interest entities for which we are not considered the primary beneficiary. These investments consist of a real estate limited partnership and certain mezzanine commercial real estate loans on real estate properties. The real estate limited partnership had revenues totaling $2.7 million for 2007, $3.2 million for 2006 and $2.8 million for 2005. There was one real estate project in 2007 and 2006 and three in 2005. Each real estate project has assets totaling less than $5.0 million at December 31, 2007 and 2006 and less than $17.0 million at December 31, 2005. Our investments in these real estate projects were made during the period from 2002 to 2005. Our maximum exposure to loss is the carrying value of our investments, which totaled $13.2 million at December 31, 2007 and $11.7 million at December 31, 2006 for the real estate limited partnership and $1.1 million at December 31, 2007 and $0.8 million at December 31, 2006 for the mezzanine commercial real estate loans.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Other

We have a common stock investment in American Equity Investment Life Holding Company (AEL), valued at $12.6 million at December 31, 2007 and $39.4 million at December 31, 2006. American Equity underwrites and markets life insurance and annuity products throughout the United States. We sold a portion of our investment in AEL and realized gains totaling $6.1 million in 2007 and $13.5 million in 2006.

We paid dividends to FBL Financial Group, Inc. of $10.0 million in 2007 and $94.9 million in 2006. The 2007 dividend was paid in cash. The 2006 dividend included fixed maturity securities and accrued interest with a market value of $33.6 million and cash of $61.3 million.

During 2006, we sold our equity investment in Western Agricultural Insurance Company, an affiliate, at its fair market value of $7.9 million, to Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), another affiliate. A realized gain of $1.9 million was recognized on this transaction.

At December 31, 2007, affidavits of deposits covering investments with a carrying value totaling $4,315.5 million were on deposit with state agencies to meet regulatory requirements. Also, fixed maturity securities with a carrying value of $51.2 million were on deposit with the Federal Home Loan Bank as collateral for our funding agreement.

At December 31, 2007, we had committed to provide additional funding for mortgage loans on real estate aggregating $3.7 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

We held cash collateral for derivative and other transactions totaling $8.8 million at December 31, 2007 and less than $0.1 million at December 31, 2006 that was invested and included in the consolidated balance sheets with corresponding amounts recorded in collateral payable for securities lending and other transactions. We paid cash collateral for derivative transactions totaling $7.5 million at December 31, 2007 and $2.0 million at December 31, 2006. Corresponding amounts are included in collateral held for securities lending and other transactions.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2007 include real estate, fixed maturities, equity securities and other long-term investments totaling $2.4 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder’s equity at December 31, 2007.

3. Derivative Instruments

We have entered into six interest rate swaps to manage interest rate risk associated with a portion of our flexible premium deferred annuity contracts. Under the interest rate swaps, we pay a fixed rate of interest and receive a floating rate of interest on a notional amount totaling $300.0 million. These interest rate swaps effectively fix the interest crediting rate on a portion of our flexible premium deferred annuity contract liabilities thereby hedging our exposure to increases in market interest rates. As described in Note 1, “Significant Accounting Policies—Accounting Changes,” we were required to undesignated these hedging relationships in the second quarter of 2007. As a result, the net interest rate settlements on the interest rate swaps are recorded as a component of derivative income beginning April 1, 2007. The interest rate settlements increased derivative income $2.9 million in 2007 and decreased interest sensitive product benefits $1.0 million in 2007, $3.7 million in 2006 and $1.0 million in 2005.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Details regarding the swaps are as follows (dollars in thousands):

					Carrying and Fair Value at December 31,
Maturity Date	Notional Amount	Receive Rate		Pay Rate	2007	2006
4/1/2008	$50,000	3 month LIBOR	*	3.865%	$120	$860
7/1/2008	50,000	1 month LIBOR	*	2.579	440	1,900
7/1/2008	50,000	1 month LIBOR	*	2.465	451	1,978
1/1/2010	50,000	1 month LIBOR	*	4.858	(1,080)	343
12/1/2010	50,000	1 month LIBOR	*	5.040	(1,640)	97
6/1/2011	50,000	1 month LIBOR	*	5.519	(2,554)	(820)

					$(4,263)	$4,358

*	London Interbank Offered Rate

We formally documented hedging relationships, including identification of the interest rate swaps as the hedging instruments and interest credited to the related flexible premium deferred annuity contract liabilities as the hedged transactions through April 1, 2007. We also documented our risk management objectives and strategies for undertaking these transactions. There was no ineffectiveness recorded in the consolidated statements of income during 2007, 2006 or 2005 for instruments designated as hedges.

We sold index annuities from the fourth quarter of 2005 through the third quarter of 2007. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivatives consisting of one-year call options on the S&P 500 Index to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index credits is reset and new one-year call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums. We held call options relating to this business with a fair value of $0.2 million at December 31, 2007 and $0.3 million at December 31, 2006. Derivative loss includes $0.1 million for 2007, ($0.1) million for 2006 and less than $0.1 million for 2005 relating to call option proceeds and changes in fair value.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the consolidated statements of income and totaled ($0.2) million for 2007, $0.3 million for 2006 and less than ($0.1) million for 2005.

4. Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating the fair value of our financial instruments.

Fixed maturity securities: Fair values for fixed maturity securities are obtained primarily from a variety of independent pricing sources, whose results undergo evaluation by our internal investment professionals.

Equity securities: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows of each loan at an interest rate equal to a spread above the U.S. Treasury bond yield that corresponds to the loan’s expected life. These spreads are based on overall market pricing of commercial mortgage loans at the time of valuation.

Derivative instruments: Fair values for call options and interest rate swaps are based on quoted market prices.

Policy loans: Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Cash, short-term investments, other long-term investments and collateral held and payable for securities lending: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Securities and indebtedness of related parties: For equity securities that are not actively traded, estimated fair values are based on values of comparable issues. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

Assets held in separate accounts: Separate account assets are reported at estimated fair value in our consolidated balance sheets based on quoted net asset values of the underlying mutual funds.

Future policy benefits and other policyholders’ funds: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts without known maturities, fair value is cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

Other liabilities: Fair values for interest rate swaps are based on quoted market prices. We are not required to estimate fair value for the remainder of the other liabilities balance.

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities—available for sale	$3,912,709	$3,912,709	$3,885,025	$3,885,025
Equity securities—available for sale	21,959	21,959	48,682	48,682
Mortgage loans on real estate	516,101	533,478	528,917	546,086
Derivative instruments	223	223	5,526	5,526
Policy loans	160,282	192,567	159,370	181,274
Other long-term investments	1,300	1,300	1,300	1,300
Cash and short-term investments	29,134	29,134	21,330	21,330
Securities and indebtedness of related parties	42,748	42,748	23,791	23,791
Collateral held for securities lending and other transactions	91,704	91,704	2,009	2,009
Assets held in separate accounts	760,864	760,864	666,739	666,739

Liabilities
Future policy benefits	$1,893,523	$1,859,860	$1,903,933	$1,862,431
Other policyholders’ funds	531,067	526,061	539,088	564,469
Collateral payable for securities lending and other transactions	93,039	93,039	33	33
Other liabilities	4,263	4,263	820	820
Liabilities related to separate accounts	760,864	739,560	666,739	648,417

5. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.0 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance.

We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we will be able to cede approximately 65% of catastrophic losses after other reinsurance and a deductible of $0.8 million. Pool losses are capped at $12.8 million per event and the maximum loss we could incur as a result of losses assumed from other pool members is $4.5 million per event.

Life insurance in force ceded totaled $8,263.1 million (20.4% of direct life insurance in force) at December 31, 2007 and $7,798.0 million (20.6% of direct life insurance inforce) at December 31, 2006. Insurance premiums and product charges have been reduced by $29.8 million in 2007, $29.7 million in 2006 and $29.4 million in 2005 and insurance benefits have been reduced by $13.5 million in 2007, $19.8 million in 2006 and $15.5 million in 2005 as a result of cession agreements.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume certain life insurance business from EquiTrust Life. Under this agreement, life insurance inforce assumed totaled $154.0 million (0.4% of total life insurance in force) at December 31, 2007 and $142.0 million (0.4% of total life insurance in force) at December 31, 2006. In total, premiums and product charges assumed totaled $0.2 million in 2007 and $0.1 million in 2006 and 2005. We assumed $1.2 million in insurance benefits in 2006. No insurance benefits were assumed in 2007 or 2005.

Policy Provisions

An analysis of the value of insurance in force acquired is as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$45,660	$49,118	$51,979
Accretion of interest during the year	1,819	6,186	2,218
Amortization of asset	(6,888)	(9,644)	(5,079)

Balance prior to impact of net unrealized investment gains and losses	40,591	45,660	49,118
Impact of net unrealized investment gains and losses	624	(2,819)	(2,552)

Balance at end of year	$41,215	$42,841	$46,566

Net amortization of the value of insurance in force acquired, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2008—$2.6 million; 2009—$2.6 million; 2010—$2.7 million; 2011—$2.5 million; 2012—$2.3 million; and thereafter, through 2030—$27.9 million.

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits (GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder. Information regarding our GMDBs and IDBs by type of guarantee and related separate account balance and net amount at risk (amount by which GMDB or IDB exceeds account value) is as follows:

	December 31, 2007		December 31, 2006
Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$219,764	$342	$240,726	$1,903
Return the greater of highest anniversary value or net deposits	258,344	4,749	167,348	104
Incremental death benefit	234,830	27,029	224,312	23,124

Total		$32,120		$25,131

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The separate account assets are principally comprised of stock and bond mutual funds. The reserve for GMDBs and IDBs, determined using scenario-based modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $0.9 million at December 31, 2007 and 2006. The weighted average age of the contract holders with a GMDB or IDB rider was 55 years at December 31, 2007 and 59 years at December 31, 2006.

Incurred benefits for GMDBs and IDBs totaled $0.1 million for 2007 and 2006 and $0.6 million for 2005. Paid benefits for GMDBs and IDBs totaled $0.1 million for 2007 and less than $0.1 million in 2006 and 2005.

6. Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the consolidated financial statements as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Taxes provided in consolidated statements of income on:
Income before minority interest in earnings of subsidiaries and equity income:
Current	$28,457	$27,784	$20,963
Deferred	4,094	5,972	9,843

	32,551	33,756	30,806

Equity income—current	827	612	656

Taxes provided in consolidated statement of changes in stockholder’s equity:
Change in net unrealized investment gains/losses—deferred	(23,106)	(23,042)	(23,228)
Adjustment resulting from capital transaction of equity investee—deferred	39	(31)	—
Change in underfunded status of other post-retirement benefit plans—deferred	(10)	(112)	—

	(23,077)	(23,185)	(23,228)

	$10,301	$11,183	$8,234

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The effective tax rate on income before income taxes, minority interest in earnings of subsidiaries and equity income is different from the prevailing federal income tax rate as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Income before income taxes, minority interest in earnings of subsidiaries and equity income	$100,691	$103,933	$94,423

Income tax at federal statutory rate (35%)	$35,242	$36,377	$33,048
Tax effect (decrease) of:
Tax-exempt dividend and interest income	(2,353)	(1,724)	(1,370)
Reversal of tax accruals no longer necessary based on events and analysis performed during the year	—	(525)	(525)
Gain on dividend of home office properties	(369)	(369)	(369)
State income taxes	(24)	27	119
Other items	55	(30)	(97)

Income tax expense	$32,551	$33,756	$30,806

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

	December 31,
	2007	2006
	(Dollars in thousands)
Deferred income tax liabilities:
Deferred policy acquisition costs	$119,384	$109,435
Value of insurance in force acquired	14,425	14,994
Property and equipment	2,776	2,976
Deferred sales inducements	2,151	1,603
Fixed maturity and equity securities	—	24,018
Other	514	1,473

	139,250	154,499
Deferred income tax assets:
Future policy benefits	44,791	48,513
Accrued dividends	3,757	3,900
Accrued benefit and compensation costs	8,004	6,632
Fixed maturity and equity securities	6,742	—
Other	1,895	2,411

	65,189	61,456

Deferred income tax liability	$74,061	$93,043

As discussed in Note 1 above, the impact of adopting Interpretation No. 48 was not material to our consolidated financial statements. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2001.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Credit Arrangements

EquiTrust Life and Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), an affiliate, have each extended lines of credit to us in the amount of $10.0 million. Any borrowings are due within 30 days and interest on these agreements is charged at a variable rate equal to the one month LIBOR. There were no outstanding borrowings on these lines of credit at December 31, 2007 or 2006.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8. Retirement Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee’s compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.4 million in 2007 and $3.9 million in 2006 and $5.6 million in 2005.

Effective January 1, 2008, certain provisions in the plans were modified. As a result of these modifications, we expect a reduction in future costs associated with the plans.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee’s contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee’s contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.6 million in 2007, $0.5 million in 2006 and $0.6 million in 2005.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to retirees. See Note 1, “Significant Accounting Policies—Accounting Changes” for additional details regarding the impact of adopting Statement No. 158 for these plans. Postretirement benefit expense totaled less than $0.1 million for 2007 and $0.1 million for 2006 and 2005.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), Kansas Farm Bureau (through December 2005) and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF and Kansas Farm Bureau are both stockholders of FBL Financial Group, Inc. with the IFBF being FBL Financial Group, Inc.’s majority owner.

We leased office space from Farm Bureau Mutual through December 2005. Related lease expense totaled $0.7 million in 2005.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $2.0 million in 2007, $1.8 million in 2006 and $2.0 million in 2005.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $3.1 million during 2007, $3.2 million during 2006 and $3.1 million during 2005 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $5.2 million during 2007 and $5.0 million during 2006 and 2005 related to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and another affiliate. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $7.6 million in 2007, $7.2 million in 2006 and $7.3 million in 2005 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.4 million in 2007, 2006 and 2005. We have similar arrangements with the Kansas Farm Bureau and other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.3 million in 2007, $1.2 million in 2006 and $1.1 million in 2005.

10. Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2007, management is not aware of any claims for which a material loss is reasonably possible. See Note 1, “Significant Accounting Policies—Recognition of Premium Revenue and Costs” for disclosure of a gain contingency relating to a lawsuit.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2007 is as follows: 2008—$1.8 million; 2009—$1.9 million; 2010—$1.9 million; 2011—$1.9 million; 2012—$1.9 million and 2013—$0.5 million. Rent expense for the lease totaled $1.9 million in 2007, $1.8 million in 2006 and $2.0 million in 2005. These amounts are net of $1.1 million in 2007, 2006 and 2005 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $5.5 million at December 31, 2007 and $6.6 million at December 31, 2006.

We have extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the LIBOR plus 0.10% (5.33% at December 31, 2007 and 5.45% at December 31, 2006). The amount outstanding on the line of credit totaled $22.8 million at December 31, 2007 and $23.8 million at December 31, 2006. Interest income on the line of credit totaled $1.3 million during 2007 and 2006 and $0.9 million during 2005.

We have extended a line of credit in the amount of $10.0 million to EquiTrust Life. Any borrowings are due within 30 days and interest on this agreement is charged at a variable rate equal to the one month LIBOR. There were no borrowings outstanding on the line of credit at December 31, 2007 or 2006.

We have guaranteed that we will maintain a minimum statutory capitalization level for EquiTrust Life, sufficient to maintain a favorable risk based capital ratio.

11. Statutory Information

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale and carried at fair value rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets, agents’ balances and certain other assets designated as “nonadmitted assets” for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive, indexed and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers’ Accounting for Pensions,” rather than for vested employees only; (j) the financial statements of subsidiaries are consolidated rather than being accounted for under the equity method; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $55.2 million in 2007, $49.3 million in 2006 and $46.0 million in 2005. Our total statutory capital and surplus was $364.9 million at December 31, 2007 and $335.3 million at December 31, 2006.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. An annual dividend limitation is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2008, the maximum amount legally available for distribution to our parent company without further regulatory approval is $51.7 million.

12. Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) Traditional Annuity—Exclusive Distribution (“Exclusive Annuity”), (2) Traditional and Universal Life Insurance and (3) Variable. We also have various support operations and corporate capital that are aggregated into a Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of accident and health insurance products (primarily a closed block of group policies) and corporate items that do not meet the quantitative threshold for separate segment reporting.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments. Operating income represents net income excluding the impact of:

•	realized and unrealized gains and losses on investments;

•	changes in net unrealized gains and losses on derivatives;

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

•	the cumulative effect of changes in accounting principles;

•	a nonrecurring lawsuit settlement; and

•	discontinued operations.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the cumulative effect of changes in accounting principles, discontinued operations and the lawsuit settlement in 2006 are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For interest rate swaps backing our annuity liabilities, the derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

Financial information concerning our operating segments is as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Operating revenues:
Traditional Annuity—Exclusive Distribution	$149,058	$146,180	$146,488
Traditional and Universal Life Insurance	307,116	296,412	290,025
Variable	56,447	53,868	51,486
Corporate and Other	8,327	7,837	8,942

	520,948	504,297	496,941
Realized gains on investments (A)	8,237	13,850	3,036
Change in net unrealized gains/losses on derivatives (A)	(4,999)	65	(88)

Consolidated revenues	$524,186	$518,212	$499,889

Net investment income:
Traditional Annuity—Exclusive Distribution	$144,922	$145,256	$145,672
Traditional and Universal Life Insurance	128,699	126,841	125,699
Variable	12,889	13,595	13,896
Corporate and Other	6,159	5,950	7,588

Consolidated net investment income	$292,669	$291,642	$292,855

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Depreciation and amortization:
Traditional Annuity—Exclusive Distribution	$10,075	$7,738	$10,578
Traditional and Universal Life Insurance	17,717	10,688	13,403
Variable	7,288	6,729	4,793
Corporate and Other	6	171	274

	35,086	25,326	29,048
Realized gains (losses) on investments, net (A)	56	(220)	208
Change in net unrealized gains/losses on derivatives (A)	(1,484)	(10)	—

Consolidated depreciation and amortization	$33,658	$25,096	$29,256

Pre-tax operating income:
Traditional Annuity—Exclusive Distribution	$31,198	$34,405	$33,098
Traditional and Universal Life Insurance	48,526	49,808	48,841
Variable	10,806	5,498	3,775
Corporate and Other	7,694	6,964	7,798

	98,224	96,675	93,512
Income taxes on operating income	(31,279)	(31,215)	(30,499)
Realized gains on investments, net (A)	5,317	9,145	1,838
Change in net unrealized gains/losses on derivatives (A)	(2,460)	(120)	(49)
Cumulative effect of change in accounting principle	(124)	—	—
Lawsuit settlement (A)	—	(3,172)	—

Consolidated net income	$69,678	$71,313	$64,802

Assets:
Traditional Annuity—Exclusive Distribution	$2,461,792	$2,482,447	$2,464,953
Traditional and Universal Life	2,308,959	2,255,258	2,210,367
Variable	1,109,853	1,012,659	903,664
Corporate and Other	372,080	234,317	287,915

	6,252,684	5,984,681	5,866,899
Unrealized gains (losses) in accumulated other comprehensive income (loss) (A)	(18,283)	48,271	114,020
Other classification adjustments	(33,751)	(32,972)	(60,458)

Consolidated assets	$6,200,650	$5,999,980	$5,920,461

(A)	Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and income taxes attributable to gains and losses on investments and derivatives.

Depreciation and amortization related to property, plant and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2007 and 2006 is allocated among the segments as follows: Exclusive Annuity ($3.9 million) and Traditional and Universal Life Insurance ($6.1 million).

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $455.1 million in 2007, $440.9 million in 2006 and $473.7 million in 2005. Premiums are concentrated in the following states:

	Year ended December 31,
	2007	2006	2005
Life and annuity collected premiums:
Iowa	30.3%	30.0%	29.2%
Kansas	16.8	17.4	19.8
Oklahoma	7.6	7.9	7.9

13. Other-Than-Temporary Impairments—Subsequent Event

For the quarter ended March 31, 2008, we recorded realized losses for other-than-temporary impairments on six fixed maturity securities totaling $7.0 million after taxes and other adjustments to amortization of unearned revenue reserves, deferred policy acquisition costs and deferred sales inducements. At December 31, 2007, the decline in value for each of these securities was recorded as an unrealized loss and reflected as a reduction to stockholder’s equity through accumulated other comprehensive income (loss). We determined these securities were other-than-temporarily impaired due to rating agency downgrades, bankruptcy filings, changes in collateralization and other specific events occurring during the first quarter of 2008.

APPENDIX A

Death Benefit Options

Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

Increasing Death Benefit Option Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

Level Death Benefit Option Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the

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specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94 to 114	1.01
115	1.00

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